                                                                     Exhibit 4.1

________________________________________________________________________________




                        AMENDED AND RESTATED INDENTURE


                         Dated as of December 1, 1995


                                 by and among


                      DAIRY MART CONVENIENCE STORES, INC.


                                      AND


              ITS SUBSIDIARIES EXECUTING A SIGNATURE PAGE HERETO,


                                 as Guarantors


                                      AND


                        FIRST BANK NATIONAL ASSOCIATION


                                  as Trustee



                                  $75,000,000
                         aggregate principal amount of
                  10 1/4% Senior Subordinated Notes due 2004

                                  $13,500,000
                         aggregate principal amount of
             10-1/4% Senior Subordinated Notes (Series B) due 2004

________________________________________________________________________________

                           CROSS REFERENCE TABLE/1/

  TIA                                                                 Indenture
SECTION                                                                Section

310  (a)(1)...........................................................  8.10
     (a)(2)...........................................................  8.10
     (a)(3)...........................................................  N.A./2/
     (a)(4)...........................................................  N.A.
     (b)   ...........................................................  8.10
     (c)   ...........................................................  N.A.
311  (a)   ...........................................................  8.11
     (b)   ...........................................................  8.11
     (c)   ...........................................................  N.A.
312  (a)   ...........................................................  3.6
     (b)   ...........................................................  13.2
     (c)   ...........................................................  13.2
313  (a)   ...........................................................  8.6
     (b)(1)...........................................................  N.A.
     (b)(2)...........................................................  8.6
     (c)   ...........................................................  13.1
     (d)   ...........................................................  8.6
314  (a)   ...........................................................  5.2
     (c)(1)...........................................................  1.6
     (c)(2)...........................................................  1.6
     (c)(3)...........................................................  N.A.
     (e)   ...........................................................  1.6
     (f)   ...........................................................  5.3
315  (a)   ...........................................................  8.1
     (b)   ...........................................................  8.5
     (c)   ...........................................................  8.1
     (e)   ...........................................................  7.11
316  (a)(1)(A)........................................................  7.5
     (a)(1)(B)........................................................  7.4
     (a)(2)...........................................................  N.A.
     (b)   ...........................................................  7.7
317  (a)(1)...........................................................  7.8
     (a)(2)...........................................................  7.9
     (b)   ...........................................................  3.5

____________________

1 Note: This Cross Reference Table shall not, for any purpose, be deemed to be part of this Indenture.

2    N.A. means Not Applicable.

                             TABLE OF CONTENTS/3/

                                                               Page


ARTICLE I      DEFINITIONS AND INCORPORATION BY
               REFERENCE........................................  2
     SECTION 1.1.   Definitions.................................  2
     SECTION 1.2.   Other Definitions........................... 26
     SECTION 1.3.   Incorporation by Reference of Trust
                    Indenture Act............................... 26
     SECTION 1.4.   Rules of Construction....................... 27
     SECTION 1.5.   Acts of Holders............................. 28
     SECTION 1.6.   Compliance Certificates and
                    Opinions29
     SECTION 1.7.   Form of Documents Delivered to
                    Trustee..................................... 30
     SECTION 1.8.   Notices, etc., to Trustee and
                    Company..................................... 31
     SECTION 1.9.   Notice to Holders; Waiver................... 31
     SECTION 1.10.  Effect of Headings and Table of
                    Contents.................................... 32
     SECTION 1.11.  Successors and Assigns...................... 32
     SECTION 1.12.  Separability Clause......................... 32
     SECTION 1.13.  Benefits of Indenture....................... 32
     SECTION 1.14.  GOVERNING LAW............................... 32
     SECTION 1.15.  Legal Holidays.............................. 33

ARTICLE II     SECURITY FORMS................................... 33
     SECTION 2.1.   Forms of Securities......................... 33
     SECTION 2.2.   Form of Trustee's Certificate of
                    Authentication.............................. 34
     SECTION 2.3.   Forms of Securities Upon Increase
                    in Interest Rate............................ 34

ARTICLE III    THE SECURITIES................................... 34
     SECTION 3.1.   Title and Terms............................. 34
     SECTION 3.2.   Denominations............................... 34
     SECTION 3.3.   Execution and Authentication................ 34
     SECTION 3.4.   Securities Registrar and Paying
                    Agent....................................... 36
     SECTION 3.5.   Paying Agent to Hold Money in
                    Trust....................................... 36
     SECTION 3.6.   Securityholder Lists........................ 37
     SECTION 3.7.   Transfer and Exchange....................... 37

___________________

3    This Table of Contents shall not, for any purpose, be deemed to be part of this Indenture.

                                                               PAGE
                                                               ----

     SECTION 3.8.   Replacement Securities...................... 39
     SECTION 3.9.   Outstanding Securities;
                    Determinations of Holders' Action........... 40
     SECTION 3.10.  Temporary Securities........................ 40
     SECTION 3.11.  Cancellation................................ 41
     SECTION 3.12.  CUSIP Numbers............................... 42
     SECTION 3.13.  Defaulted Interest.......................... 42
     SECTION 3.14.  Increase in Interest Rate................... 42

ARTICLE IV     REDEMPTION AND REPURCHASE........................ 43
     SECTION 4.1.   Right to Redeem; Notices to
                    Trustee..................................... 43
     SECTION 4.2.   Public Equity Offering Redemption........... 43
     SECTION 4.3.   Selection of Securities to Be
                    Redeemed.................................... 44
     SECTION 4.4.   Notice of Redemption........................ 44
     SECTION 4.5.   Effect of Notice of Redemption.............. 45
     SECTION 4.6.   Deposit of Redemption Price................. 46
     SECTION 4.7.   Securities Redeemed in Part................. 46
     SECTION 4.8.   Offer to Repurchase Upon Change of
                    Control..................................... 46
     SECTION 4.9.   Offer to Repurchase With Net Cash
                    Proceeds from Certain Asset
                    Dispositions................................ 48

ARTICLE V      COVENANTS........................................ 51
     SECTION 5.1.   Payment of Securities....................... 51
     SECTION 5.2.   Commission Reports.......................... 51
     SECTION 5.3.   Compliance Certificates..................... 52
     SECTION 5.4.   Further Instruments and Acts................ 53
     SECTION 5.5.   Maintenance of Office or Agency............. 53
     SECTION 5.6.   Limitation on Additional
                    Indebtedness and New Operating
                    Leases...................................... 54
     SECTION 5.7.   Limitation on Restricted Payments........... 55
     SECTION 5.8.   Limitation on Investments................... 56
     SECTION 5.9.   Limitation on Liens......................... 57
     SECTION 5.10.  Limitation on Dividends and Other
                    Payment Restrictions Affecting
                    Subsidiaries................................ 57
     SECTION 5.11.  Limitation on Sale-Leaseback
                    Transactions................................ 58
     SECTION 5.12.  Limitation on Transactions with
                    Affiliates.................................. 58
     SECTION 5.13.  Limitation on Other Senior
                    Subordinated Indebtedness................... 59
     SECTION 5.14.  Additional Guarantors....................... 59
     SECTION 5.15.  Use of Proceeds............................. 60
     SECTION 5.16.  Limitation on Sales of Assets............... 60

                                                               Page
                                                               ----

     SECTION 5.17.  Payment of Taxes and Other Claims........... 62
     SECTION 5.18.  Corporate Existence......................... 62
     SECTION 5.19.  Maintenance of Properties and
                    Insurance................................... 63
     SECTION 5.20.  Conflicting Agreements...................... 63
     SECTION 5.21.  Investment Company Act...................... 64
     SECTION 5.22.  Payments for Consents....................... 64
     SECTION 5.23.  Covenant to Comply with Securities
                    Laws Upon Purchase of Securities............ 64
     SECTION 5.24.  Covenant on Issuance of Class B
                    Common Stock of the Company................. 64

ARTICLE VI     SUCCESSOR CORPORATION............................ 64
     SECTION 6.1.   When the Company or any Guarantor
                    May Merge, Etc.............................. 64

ARTICLE VII    DEFAULTS AND REMEDIES............................ 66
     SECTION 7.1.   Events of Default........................... 66
     SECTION 7.2.   Acceleration................................ 68
     SECTION 7.3.   Other Remedies.............................. 69
     SECTION 7.4.   Waiver of Past Default...................... 69
     SECTION 7.5.   Control by Majority......................... 70
     SECTION 7.6.   Limitation on Suits......................... 70
     SECTION 7.7.   Rights of Holders to Receive
                    Payment..................................... 71
     SECTION 7.8.   Collection Suit by Trustee.................. 71
     SECTION 7.9.   Trustee May File Proofs of Claim............ 71
     SECTION 7.10.  Priorities.................................. 72
     SECTION 7.11.  Undertaking for Costs....................... 72
     SECTION 7.12.  Waiver of Stay, Extension or Usury Laws..... 73

ARTICLE VIII   TRUSTEE.......................................... 73
     SECTION 8.1.   Duties of Trustee........................... 73
     SECTION 8.2.   Rights of Trustee........................... 75
     SECTION 8.3.   Individual Rights of Trustee................ 75
     SECTION 8.4.   Trustee's Disclaimer........................ 75
     SECTION 8.5.   Notice of Defaults.......................... 76
     SECTION 8.6.   Reports by Trustee to Holders............... 76
     SECTION 8.7.   Compensation and Indemnity.................. 76
     SECTION 8.9.   Successor Trustee by Merger................. 79
     SECTION 8.10.  Eligibility; Disqualification............... 79
     SECTION 8.11.  Preferential Collection of Claims
                    Against the Company......................... 79
     SECTION 8.12.  Trustee May Deal in Securities.............. 79

                                                               Page
                                                               ----

ARTICLE IX     SATISFACTION AND DISCHARGE OF INDENTURE;
               DEFEASANCE OF CERTAIN OBLIGATIONS;
               UNCLAIMED MONEYS................................. 80
     SECTION 9.1.   Satisfaction and Discharge of
                    Indenture................................... 80
     SECTION 9.2.   Application by Trustee of Funds
                    Deposited for Payment of
                    Securities.................................. 85
     SECTION 9.3.   Return of Moneys Held by Paying
                    Agent....................................... 85
     SECTION 9.4.   Return of Moneys Held by Trustee
                    and Paying Agent Unclaimed for
                    Three Years................................. 85

ARTICLE X      AMENDMENTS....................................... 86

     SECTION 10.1.  Without Consent of Holders.................. 86
     SECTION 10.2.  With Consent of Holders..................... 86
     SECTION 10.3.  Compliance with Trust Indenture
                    Act......................................... 89
     SECTION 10.4.  Revocation and Effect of Consents,
                    Waivers and Actions......................... 89
     SECTION 10.5.  Notation on or Exchange of
                    Securities.................................. 89
     SECTION 10.6.  Trustee to Sign Supplemental
                    Indentures.................................. 90
     SECTION 10.7.  Effect of Supplemental Indentures........... 90

ARTICLE XI     SUBORDINATION.................................... 90
     SECTION 11.1.  Securities Subordinated to Company
                    Senior Indebtedness......................... 90
     SECTION 11.2.  Priority and Payment Over of
                    Proceeds in Certain Events.................. 90
     SECTION 11.3.  Payments to Be Made Prior to
                    Dissolution................................. 93
     SECTION 11.4.  Rights of Holders of Company Senior
                    Indebtedness Not to Be Impaired............. 93
     SECTION 11.5.  Authorization to Trustee to Take
                    Action to Effectuate Subordination.......... 94
     SECTION 11.6.  Subrogation................................. 94
     SECTION 11.7.  Obligations of Company
                    Unconditional............................... 95
     SECTION 11.8.  Trustee Entitled to Assume Payments
                    Not Prohibited in Absence of
                    Notice...................................... 95
     SECTION 11.9.  Right of Trustee to Hold Company
                    Senior Indebtedness......................... 96

                                                               Page
                                                               ----

ARTICLE XII    GUARANTEE OF SECURITIES.......................... 96
     SECTION 12.1.  Guarantees.................................. 96
     SECTION 12.2.  Agreement to Subordinate.................... 99
     SECTION 12.3.  Release of Guarantor........................ 99
     SECTION 12.4.  May Consolidate, etc., on Certain
                    Terms...................................... 100
     SECTION 12.5.  Limitation on Guarantee.................... 100
     SECTION 12.6.  Execution and Delivery of
                    Guarantees................................. 101
     SECTION 12.7.  Successors................................. 102
     SECTION 12.8.  Waiver of Subrogation...................... 102

ARTICLE XIII   MISCELLANEOUS................................... 103
     SECTION 13.1.  Notices.................................... 103
     SECTION 13.2.  Communication by Holders with Other
                    Holders.................................... 104
     SECTION 13.3.  Rules by Trustee, Paying Agent and
                    Securities Registrar....................... 104
     SECTION 13.4.  Multiple of Originals...................... 104

          AMENDED AND RESTATED INDENTURE, dated as of December 1, 1995, by and among DAIRY MART CONVENIENCE STORES, INC., a Delaware corporation (the

"Company"), each of the subsidiaries of the Company executing a signature page
 -------
hereto, as Guarantors (as hereinafter defined), and FIRST BANK NATIONAL ASSOCIATION, as trustee (the "Trustee").
                              -------


                  RECITALS OF THE COMPANY AND THE GUARANTORS

          WHEREAS, the Company, the Guarantors and Society National Bank, as trustee (the "Original Indenture Trustee") entered into the Indenture, dated as
         -------------------------------
of March 3, 1994 (as supplemented, the "Original Indenture"), providing for the
                                        ------------------
issue and sale of $75,000,000 aggregate principal amount of the 10-1/4% Senior Subordinated Notes of the Company, due March 15, 2004 (the "Series A Notes");
                                                            --------------

          WHEREAS, the Original Indenture Trustee was removed as Indenture Trustee under the Original Indenture, First Bank National Association, was appointed a successor Trustee under the Original Indenture;

          WHEREAS, the Company desires to amend certain provisions of the Original Indenture to provide for the taking of certain action, including, without limitation, (i) the issue and sale of a second series of 10-1/4% Senior
                     -
Subordinated Notes of the Company, due March 15, 2004 (the "Series B Notes"), on
                                                            --------------
the same terms and with the same conditions as the Series A Notes, including, without limitation, guarantees by the Guarantors, and to provide therefor the Company and each of the Guarantors have duly authorized the execution and delivery of this Agreement, (ii) the amendment of certain covenants and
                             --
provisions to permit the purchase by the Company of certain interests of Mr. Charles Nirenberg and his affiliates, and (iii) the revision of certain other
                                           ---
provisions of the Original Indenture;

          WHEREAS, pursuant to an agreement dated the date hereof (the "Consent
                                                                        -------
Agreement"), the Company and the holders of a majority in aggregate principal
---------
amount of the Series A Notes outstanding have agreed to the amendments to the Original Indenture set forth herein, and the Company has agreed to pay a fee to all Holders of the Series A Notes as of the date hereof, in accordance with the terms of the Consent Agreement;

          WHEREAS, the parties desire by this Indenture, among other things, (i) to amend and restate in its entirety the Original Indenture, (ii) to provide for the issuance by the Company of the Series B Notes, and (iii) to provide for the endorsement of guarantees by the Guarantors on the Series B Notes;

          WHEREAS, all things necessary to make this Indenture the legal, valid and binding obligation of the Company, the Guarantors and Trustee, for the uses and purposes herein set forth, in accordance with its terms, have been done and performed and have happened;

          This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

          All things necessary have been done to make the Securities and each of the Guarantees (each as hereinafter defined), when duly issued and executed by the Company and each Guarantor and authenticated and delivered hereunder, the valid obligations of the Company and each Guarantor, and to make this Agreement a valid agreement of the Company and each Guarantor, in each case in accordance with their and its terms.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and pro portionate benefit of all Holders (as defined in Section 1.1) of the Securities, as follows:

                                   ARTICLE I
                  DEFINITIONS AND INCORPORATION BY REFERENCE

          SECTION 1.1.  Definitions.
                   -----------

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by ref erence therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as in effect from time to time; and

          (4)  the words "herein", "hereof" and "hereunder" and other words of
                          ------    ------       ---------
     similar import refer to this Inden ture as a whole and not to any particular Article, Section or other subdivision.

          "Acquired Indebtedness" means Indebtedness of a Person existing at the
           ---------------------
time such Person becomes a Subsidiary (or at the time such Person is merged into the Company or a Subsidiary) or assumed in connection with the acquisition of properties or assets from any such Person and not incurred in connection with, or in contemplation of, such Person becoming a Subsidiary or such acquisition.

          "Acquired Operating Lease" means any Operating Lease of a Person
           ------------------------
existing at the time such Person becomes a Subsidiary (or at the time such Person is merged into the Company or a Subsidiary) or assumed in connection with the acquisition of properties or assets from any such Person after the Issue Date of the Series A Notes and not entered into in connection with, or in contemplation of, such Person becoming a Subsidiary or in contemplation of such acquisition, and includes any replacements or renewals of any such Operating Lease.

          "Additional Guarantor" shall have the meaning set forth in Section
           --------------------
5.14.

          "Affiliate" of any specified Person means any other Person directly or
           ---------
indirectly controlling or con trolled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the
               -----------       ----------
foregoing. A specified Person bene ficially owning 30% or more of the voting power of the Voting Stock of a corporation will be presumed to control such corporation unless another Person beneficially owns more Voting Stock than such specified Person beneficially owns and such other Person has actual control. Not withstanding the foregoing, the term Affiliate shall not include any Wholly Owned Subsidiary which is a Guarantor but shall include the Non-Recourse Subsidiary.

          "Asset Disposition" means any sale, lease, sub lease, transfer,
           -----------------
issuance or other disposition (or series of related sales, leases, subleases, transfers, issuances or dispositions) of shares of Capital Stock of the Company, any Subsidiary or the Non-Recourse Subsidiary (other than direc tors' qualifying shares and the Shares issuable in connection with the exercise of the Warrants), property or other assets (each referred to for the purposes of this definition as a "disposition"), by the Company, any Subsidiary or the Non-Recourse Subsidiary, including any disposition by means of a merger, consolidation, Sale-Leaseback or other similar transaction (other than (i) a
                                                                        -
disposition of inventory at not less than fair market value in the ordinary course of business, (ii) a disposition of obsolete assets in the ordinary course
                     --
of business, (iii) a sale or issuance of Capital Stock of the Company which is
              ---
not Exchangeable Stock, (iv) sales of individual assets in the ordinary course
                         --
of business having a fair market value of less than, and for consideration less than, $5,000, (v) any disposition of assets of the Non-Recourse Subsidiary not
               -
constituting, together with any related dispositions by the Non-Recourse Subsidiary, a sale of all or substantially all of the assets of the Non-Recourse Subsidiary, and (vi) any disposition to a Wholly Owned Subsidiary which is a
                 --
Guarantor).

          "Attributable Indebtedness" in respect of a Sale-Leaseback Transaction
           -------------------------
means, as at the time of the Sale-Leaseback Transaction, the greater of (i) the
                                                                         -
fair value of the property subject to such arrangement (as determined in good faith by the Board of Directors) or (ii) the present value (discounted at the
                                     --
interest rate borne by the Securities, compounded annually) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such arrangement (including any period for which such lease has been extended).

          "Average Life" means, as of the date of deter mination, with respect
           ------------
to any Indebtedness, the quotient obtained by dividing (i) the sum of the
                                                        -
products of (x) the numbers of years from the date of determination to the dates
             -
of each successive scheduled principal payment of such

Indebtedness multiplied by (y) the amount of such principal payment by (ii) the
                            -                                           --
sum of all such principal payments.

          "Beneficial Owner" has the meaning ascribed thereto in Rules 13d-3 and
           ----------------
13d-5 promulgated by the Commission under the Exchange Act, except that a person shall be deemed to be the beneficial owner of all shares that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time; and the terms "beneficial ownership" and "beneficially owns" have meanings correlative to the foregoing.

          "Board of Directors" means the Board of Directors of the Company or
           ------------------
any committee thereof duly authorized to act on behalf of such Board.

          "Board Resolution" means a copy of a resolution of the Board of
           ----------------
Directors, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of the certificate, and delivered to the Trustee.

          "Business Day", means any day that is not a Saturday, Sunday or a day
           ------------
on which the principal office of the Trustee or banking institutions in New York are autho rized or obligated by law, regulation or executive order to close.

          "Capital Lease Obligations" of a Person means any obligation which is
           -------------------------
required to be classified and accounted for as a capital lease on the face of a balance sheet of such Person prepared in accordance with GAAP; the amount of such obligation shall be the capitalized amount thereof, determined in accordance with GAAP; and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee with out payment of a penalty.

          "Capital Stock" in any Person means any and all shares, interests,
           -------------
participations or other equivalents in the equity interest (however designated) in such Person and any rights (other than debt securities convertible into an equity interest), warrants or options to acquire an equity interest in such Person.

          "Change of Control" means the occurrence of any of the following
           -----------------
events:  (i) any "person" or "group" (as such terms are used in Section 13(d)
          -
and 14(d) of the Exchange Act) is or becomes the "beneficial owner", directly or indirectly, of more than 50% of the total voting power of the Voting Stock of the Company; (ii) during any period of two consecutive years, individuals who at
              --
the beginning of such period constituted the Board of Directors of the Company (together with any new or replacement directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the directors of the Company then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved by a majority of the directors at the beginning of such period) cease for any reason to constitute a majority of the Board of Directors of the Company then in office;

(iii) the direct or indirect, sale, lease, exchange or other transfer of all or
----
sub stantially all of the assets of the Company to any "person" (as such term is used in Section 13(d) or 14(d) of the Exchange Act), provided that the foregoing shall not apply to the granting of Liens on such assets to the extent per mitted by this Indenture; (iv) any acceleration of any Indebtedness under
                                --
the New Credit Agreement occurs as a result of a change in the beneficial ownership of the Capi tal Stock of the Company; or (v) the Company consolidates
                                                     -
with or merges into another corporation or any Person con solidates with or merges into the Company, in either event pursuant to a transaction in which either (A) the out standing Voting Stock of the Company is changed into or
        -
exchanged for cash, securities or other property (other than any such transaction where the outstanding Voting Stock of the Company is changed into or exchanged for Voting Stock of the surviving corporation which is neither redeemable stock nor Exchangeable Stock) or (B) the holders of a majority of the
                                             -
voting power of the Voting Stock of the Company im mediately prior to such transaction own, directly or in directly, less than a majority of the voting power of the Voting Stock of the surviving corporation immediately after such transaction; provided that, in respect of clause (i) of this definition, prior
             --------
to September 13, 1997, none of DM Associates, any of its general partners or any of the general partners of such general partners shall be deemed to be a "group" or "person" owning more than 50% of the total voting power of the Voting Stock of the Company solely due to such entity's beneficial ownership, of the 1,858,743 shares of Class B Common Stock of the Company held by DM Associates Limited Partnership.

          "Code" means the Internal Revenue Code of 1986, as from time to time
           ----
amended.

          "Commission" means the Securities and Exchange Commission, as from
           ----------
time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this Indenture such Commis sion is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body perform ing such duties at such time.

          "Company" means the party named as the Company in the first paragraph
           -------
of this Indenture until a successor corporation shall have become such pursuant to the appli cable provisions of this Indenture, and thereafter means such successor.

          "Company Order" means a written order signed in the name of the
           -------------
Company by two Officers, one of whom must be the Chairman of the Board, the President, the Chief Executive Officer, the Chief Financial Officer or the Treasurer of the Company.

          "Company Senior Indebtedness" means all In debtedness of the Company
           ---------------------------
under:  (i) the New Credit Agree ment as in effect on the Issue Date of the
         -
Series A Notes; and (ii) all additional Indebtedness that is permitted under the
                     --
Indenture that is not by its terms subordinated to or pari passu with the
                                                      ---- -----
Securities (it being understood that Indebtedness permitted under the Indenture that is not by its terms subordinated to or pari passu with the Securities shall
                                            ---- -----
not in any event constitute Company Senior Indebtedness if such Indebtedness is subordinated by its terms to any other Indebtedness that constitutes Company Senior Indebtedness). Notwithstanding anything to the contrary in the foregoing, Company Senior Indebtedness shall not include (x) any liability of
                                                          -
the Company, any Subsidiary or the Non-Recourse Subsidiary for state, local or other taxes, (y) any Indebtedness between or among the Company, any Subsidiary
              -
or the Non-Recourse Subsidiary, or (z) any Indebtedness of the Company, any
                                    -
Subsidiary or the Non-Recourse Subsidiary incurred for the purchase of goods or materials or for services obtained in the ordinary course of business (other than Indebtedness incurred under any revolving credit facility under the New Credit Agreement for such purpose).

          "Consolidated Fixed Charge Coverage Ratio" of the Company for any
           ----------------------------------------
period means the ratio, on a pro forma
basis, of (i) the sum of Consolidated Net Income, Con solidated Fixed Charges
           -
and Consolidated Tax Expense, plus depreciation, and without duplication, all amortization, in each case, for such period, of the Company and its sub sidiaries (other than the Non-Recourse Subsidiary) on a consolidated basis, as determined in accordance with GAAP, to (ii) Consolidated Fixed Charges;
                                        --
provided, that in calculating Consolidated Fixed Charges on a pro forma basis, any Indebtedness bearing a floating interest rate shall be computed as if the rate in effect on the date of computation has been the applicable rate for the entire period and the aggregate amount of available commitments under any re volving credit facility (excluding any letter of credit facility) of the Company or any Subsidiary will be deemed to be outstanding.

          "Consolidated Fixed Charges" of the Company means, for any period, the
           --------------------------
sum of:  (i) the aggregate amount of interest which, in conformity with GAAP,
          -
would be set op posite the caption "interest expense" or any like caption on an income statement for the Company and its subsidiaries (other than the Non-Recourse Subsidiary) on a consolidated basis (including, without limitation, imputed interest included on Capital Lease Obligations, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, the net costs associated with any Interest Rate Agreement, foreign currency exchange agreement, option or futures contract or other similar agreement or arrangement relating to interest rates or foreign exchange rates); (ii) an amount equal to one-third of Consolidated Operating
                  --
Lease Payments; and (iii) dividends on Preferred Stock of the Company or a
                     ---
Subsidiary held by Persons other than the Company or a Wholly Owned Subsidiary which is a Guarantor. For purposes of clause (iii) of the preceding sentence, dividends shall be deemed to be an amount equal to the actual dividends paid divided by the result of (A) one minus (B) the sum of the applicable combined
                          -             -
federal, state and local income tax rate of the Company (expressed as a decimal), on a consolidated basis, for the fiscal year immediately preceding the date of the transaction giving rise to the need to calculate Consolidated Fixed Charges.

          "Consolidated Net Income" means, means, for the Company for any
           -----------------------
period, the net income of the Company and its subsidiaries (other than, except as expressly provided below, the Non-Recourse Subsidiary) determined on a consolidated basis in accordance with GAAP; however, there will not be included in such Consolidated Net Income: (i)
                                   -
subject to clause (iv) below, any net income of the Non-Recourse Subsidiary or any Person which is not a Subsidiary, except that (A) the Company's equity in
                                                   -
the net income of the Non-Recourse Subsidiary or any such Person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by the Non-Recourse Subsidiary (including as a result of sales by the Non-Recourse Subsidiary of Capital Stock pledged or delivered by borrowers who are franchisees of convenience stores of the Company or any Subsidiary) or any such Person during such period to the Company or a Guarantor as a dividend or other distribution (subject, in the case of a dividend or other distribution to a Guarantor, to the limitations contained in clause (iii) below) and (B) the Company's equity in a net loss of the Non-Recourse Subsidiary or any
     -
such Person for such period shall be included in determining such Consolidated Net Income (ii) any net income (but not net loss) of any Person acquired by the
            --
Company or a Subsidiary in a pooling of interests transaction for any period prior to the date of such acquisition; (iii) any net income of any Subsidiary if
                                        ---
such Subsidiary is subject to restrictions, directly or indirectly, on the payment of dividends or the making of distributions by such Subsidiary, directly or indirectly, to the Company, except that (A) the Company's equity in a net
                                            -
income of any such Subsidiary for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Subsidiary during such period to the Company or a Guarantor as a dividend or other distribution (subject, in the case of a dividend or other distribution to another Subsidiary, to the limitation contained in this clause) and (B) the Company's equity in a net loss of any such Subsidiary for such
     -
period shall be included in determining such Consolidated Net income; (iv) any
                                                                       --
gain (but not loss) realized upon the sale or other disposition of any property, plant or equipment of the Company or its consolidated subsidiaries (including the Non-Recourse Subsidiary and including pursuant to any Sale-Leaseback Transaction) which is not sold or otherwise disposed of in the ordinary course of business and any gain (but not loss) realized upon the sale or other disposition of any Capital Stock of any Person (except for sales by the Non-Recourse Subsidiary of Capital Stock pledged or delivered by borrowers who are franchisees of convenience stores of the Company or any Subsidiary up to the aggregate amount of cash actually distributed by the Non-Recourse Subsidiary during such period to the Company or a Guarantor as a dividend or other distribution); (v) any gains or losses from currency exchange transactions not
                -
in the
ordinary course of business consistent with past practice; (vi) any gains (but
                                                            --
not losses) attributable to any extraordinary items; (vii) all extraordinary
                                                      ---
expenses, including as a result of the write-off of deferred loan costs in connection with the application of the proceeds from the sale of the Securities;
(viii) the cumulative effect of a change in accounting principles; (ix) all non-
 ----                                                               --
recurring expenses up to ten million dollars ($10,000,000) arising from the Nirenberg Transaction; and (x) expenses resulting from the write-off of goodwill
                            -
and other intangible assets (as they are generally recognized under GAAP) in respect of the period commencing on the Issue Date of the Series B Notes and ending on February 3, 1996.

          "Consolidated Net Worth" of any Person means the total of the amounts shown on the balance sheet of such Person and its consolidated subsidiaries (including, with respect to the Company, the Non-Recourse Subsidiary), determined on a consolidated basis in accordance with GAAP, as of the end of the most recent fiscal quarter of such Person ending prior to the taking of any action for the purpose of which the determination is being made, as (i) the par
                                                                     -
or stated value of all outstanding Capital Stock of such Person plus (ii) paid-
                                                                      --
in capital or capital surplus relating to such Capital Stock plus (iii) any
                                                                   ---
retained earnings or earned surplus less (A) any accumulated deficit, (B) any
                                          -                            -
amounts attributable to redeemable stock (only to the extent such amounts shall be due prior to the final maturity of the Securities) and (C) any amounts
                                                           -
attributable to Exchangeable Stock.

          "Consolidated Operating Lease Payments" means for any Reference
           -------------------------------------
Period:  (i) the aggregate amount of all rents paid or payable (net of sublease
          -
income) by the Company or any of its consolidated subsidiaries (other than the Non-Recourse Subsidiary) under all Operating Leases of the Company or any of its consolidated subsidiaries, all as determined in accordance with GAAP; (ii) less
                                                                       --
$2.5 million.

          "Consolidated Subsidiaries" of any Person means all other Persons that
           -------------------------
would be accounted for as con solidated Persons in such Person's financial statements in accordance with GAAP.

          "Consolidated Tax Expense" means, for the Company for any period, the
           ------------------------
provision (benefit) for taxes based on income and profits (or losses) of the Company and its sub sidiaries (other than the Non-Recourse Subsidiary) on a consolidated basis to the extent such income or profits (or losses) were included in computing Consolidated Net Income of the Company for such period.

          "Control" means (except as otherwise specifically provided herein) the
           -------
possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Stock, by agreement or otherwise; and the terms "Controlling" and "Controlled" have meanings correlative to the foregoing.

          "Corporate Trust Office" means the principal office of the Trustee at
           ----------------------
which at any particular time its corporate trust business shall be administered.

          "Default" means any event or condition which is, or after notice or
           -------
passage of time, or both, would become, an Event of Default.

          "DM Associates" means DM Associates Limited Partnership, a Connecticut
           -------------
limited partnership, as such limited partnership is organized under the DM Associates Limited Partnership Agreement.

          "Dollar" means the currency of the United States as at the time of
           ------
payment is legal tender for the payment of public and private debts.

          "Event of Default" has the meaning specified in Section 7.1.
           ----------------

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Exchangeable Stock" means any Capital Stock which is exchangeable or
           ------------------
convertible into another security (other than Capital Stock of the Company which is neither Exchange able Stock nor redeemable stock).

          "Existing Indebtedness" means Indebtedness of the Company and each
           ---------------------
Subsidiary in existence on the Issue Date of the Series A Notes.

          "FINOP" means Financial Opportunities, Inc., a Kentucky corporation,
           -----
licensed as an SBIC by the SBA, all of the Capital Stock of which is owned by the Company or a Wholly Owned Subsidiary.

          "Fixed Assets" means assets of the Company, a Subsidiary or a Non-
           ------------
Recourse Subsidiary which are "fixed assets" as defined in accordance with GAAP.

          "Franchise Agreements" means franchise agreements entered into by the
           --------------------
Company or any Subsidiary in the or dinary course of business in connection with the franchising of the Company's convenience retail stores.

          "GAAP" means generally accepted accounting prin ciples set forth in
           ----
the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pro nouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting pro fession of the United States, which are applicable as of the date of determination; provided, however, that these defini tions and all ratios
                       --------  -------
and calculations contained in the covenants set forth in Sections 5.6, 5.7, 5.11 and 5.16 shall be determined in accordance with GAAP as in effect and applied by the Company on the Issue Date of the Series A Notes, consistently applied.

          "Guarantee" means the guarantee by a Guarantor of the Company's
           ---------
obligations under the Securities.

          "Guarantor" means each Subsidiary executing a signature page hereto on
           ---------
the Issue Date of the Series A Notes and/or the Issue Date of the Series B Notes and any Additional Guarantor, and any successors to or delegates of any of the foregoing.

          "Guarantor Senior Indebtedness" has the meaning set forth in Section
           -----------------------------
12.2 hereof.

          "Guarantor Subordinated Indebtedness" means, with respect to a
           -----------------------------------
specified Guarantor, any Indebtedness of such Guarantor (whether outstanding on the Issue Date of the Series A Notes or thereafter Incurred) which is subordinated or junior in right of payment to the Guarantee of such Guarantor.

          "Holder" or "Securityholder" means a Person in whose name a Security
           ------      --------------
is registered on the Security Regis ter. For purposes of Article 7 hereof, the term "Securityholder" or "Holder" shall be interpreted to mean also the
      --------------      ------
corresponding Beneficial Owner(s) of the Securities.

          "Incurrence" means the incurrence, creation, assumption, issuance,
           ----------
guarantee of the payment of, or in any other manner becoming liable with respect to, the payment of, any Indebtedness. "Incur" and "Incurred" shall have a comparable meaning.

          "Indebtedness" means, with respect to any Person, without duplication,
           ------------
(i) the principal of and premium (if any) in respect of (A) indebtedness of such
 -                                                       -
Person for money borrowed and (B) indebtedness evidenced by Securities,
                               -
debentures, bonds or other similar instruments (including purchase money obligations) for payment of which such Person is responsible or liable; (ii) all
                                                                         --
Capital Lease Obligations of such Person; (iii) all obligations of such Person
                                           ---
issued or assumed as the deferred purchase price of property, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business); (iv) all obligations of such Person for the
                               --
reimbursement of any obligor on any letter of credit, banker's acceptance, Securities purchase facility or similar credit transaction (other than obligations with respect to letters of credit securing obligations (other than obligations described in (i) through (iii) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the third business day following receipt by such Person of a demand for reimbursement following payment on the letter of credit); (v) all
                                                               -
obligations of the type referred to in clauses (i) through (iv) of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable as obligor, guarantor or otherwise; (vi)
                                                                          --
all obligations of the type referred to in clauses (i) through (v) of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets or the amount of the obligation so secured; (vii) redeemable stock of such Person; and
                                      ---
(viii) with respect to the Company or any Subsidiary, Preferred Stock of any
 ----
Subsidiary (other than Preferred Stock held by the Company or any Wholly Owned Subsidiary which is a Guarantor); provided, however, that Indebtedness will not
                                  --------  -------
include endorsements of negotiable instruments for collection in the ordinary course of business.

          "Indenture" means this Indenture as it is amended and restated as of
           ---------
the date hereof and as further amended or supplemented from time to time in accordance with the terms hereof, including the provisions of the Trust Indenture Act that are deemed to be a part hereof.

          "Initial Purchasers" means the entities listed on the Schedule of
           ------------------
Purchasers to the Note and Warrant Purchase Agreements, dated the date hereof and providing for the issuance of the Series B Notes.

          "Interest Payment Date", when used with respect to any Security, means
           ---------------------
the Stated Maturity of an installment of interest on such security.

          "Interest Rate Agreement" of any Person means any arrangement with any
           -----------------------
other Person whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or fixed rate of interest on a notional amount in exchange for periodic payments made by such Person calcu lated by applying a fixed or floating rate of interest on the same notional amount and shall include, without limi tation, any interest rate swap agreement, interest rate cap, floor or collar agreement, option or futures contract or other similar agreements.

          "Investment" means, as to any investing Person, any direct or indirect
           ----------
advance, loan (other than extensions of trade credit on commercially reasonable terms in the ordinary course of business that are recorded as accounts receivable on the balance sheet of such Person or any of its Subsidiaries in accordance with GAAP) or other extension of credit, guarantee or capital contribution to, or any ac quisition by such Person of any Capital Stock, bonds, notes, debentures or other securities or evidences of Indebtedness issued by any other Person. In determining the amount of any Investment involving a transfer of property, such property shall be valued at its fair market value at the time of such transfer, and such fair market value shall be determined in good faith by the Board of Directors of the investing Person, whose determination in such regard shall be conclusive.

          "Issue Date" means, in the case of the Series A Notes, March 3, 1994,
           ----------
and, in the case of the Series B Notes, the date on which the Series B Notes are or were originally issued.

          "Lien" means any mortgage, lien, pledge, charge, security interest or
           ----
encumbrance of any kind, whether or not filed, recorded or otherwise perfected under applicable law (including, without limitation, any Capital Lease Obli gations in the nature thereof, any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give any security interest in and any filing or other agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction) or other en cumbrance of any kind or description, including, without limitation, any agreement to give or grant any of the fore going.

          "Maturity" when used with respect to any Security means the date on
           --------
which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Net Available Cash Proceeds" from an Asset Dis position means cash
           ---------------------------
payments received (including any cash payments received by way of deferred payment of principal pursuant to a Security or installment receivable or other wise, but only as and when received, but excluding any other consideration received in the form of assumption by the acquiring Person of Indebtedness or other obligations re lating to such properties or assets or received in any other noncash form) therefrom, in each case net of all legal, title and recording tax expenses, commissions and other fees and expenses incurred, and all Federal, state, provincial, foreign and local taxes required to be accrued as a lia bility under GAAP, as a consequence of such Asset Dis position, and in each case net of all payments made on any Indebtedness which is secured by any assets subject to such Asset Disposition, in accordance with the terms of any Lien upon or other security agreement of any kind with respect to such assets, or which must by its terms, or in order to obtain a necessary consent to such Asset Disposition, or by applicable law, be repaid out of the proceeds from such Asset Disposition, and net of all distributions and other payments required to be made to minority interest holders in Subsidiaries or joint ventures as a result of such Asset Disposition.

          "Net Proceeds" means, with respect to a specified transaction, total
           ------------
cash proceeds net of all customary legal expenses, commissions and other fees and expenses incurred and all Federal, state, provincial, foreign and local taxes required to be accrued as a liability under GAAP as a con sequence of, and in connection with, such transaction.

          "New Credit Agreement" means the Credit Agreement dated as of February
           --------------------
25, 1994, among the Company, Fleet Bank, National Association and Society National Bank, as such agreement may be amended, supplemented or otherwise modified from time to time and any agreement evidencing any refunding, replacement, refinancing or renewal, in whole or in part, of the Indebtedness permitted to be borrowed there under on the date of execution thereof. The term New Credit Agreement shall include all agreements executed in con nection therewith on the date hereof, including, without limitation, any agreement executed by the Guarantors to evidence any guarantee by the Guarantors of the Company's obligations under the New Credit Agreement and shall also include any agreements evidencing amendments, supplements or modifications of such agreements.

          "New Operating Leases" means Operating Leases entered into by the
           --------------------
Company or any of its consolidated subsidiaries (other than the Non-Recourse Subsidiary) fol lowing the Issue Date of the Series A Notes for the purpose of leasing real property, gasoline equipment or other equipment in connection with the operation of retail convenience stores not owned, operated or franchised by the Company or any of its Consolidated Subsidiaries on or prior to the Issue Date; provided, however, that the term New Operating Leases shall not be deemed
      --------  -------
to include Acquired Operating Leases.

          "Nirenberg Agreement" means that certain agreement, dated as of
           -------------------
October 30, 1995, by and among the Company, Charles Nirenberg ("Nirenberg"), FCN
                                                                ---------
Properties Corporation, a Connecticut corporation ("FCN"), and The Nirenberg
                                                    ---
Family Charitable Foundation, Inc., a Connecticut corporation (the

"Foundation"), as amended through the date of this Indenture.
 ----------

          "Nirenberg Transaction" means the purchase by the Company, pursuant to
           ---------------------
and upon the terms set forth in that certain agreement, dated as of October 30, 1995, by and among Nirenberg, FCN, the Foundation and the Company, as amended through the date hereof, (i) all right, title and interest in and to the limited partner interests of Nirenberg and the Foundation in DM Associates; (ii) all right, title and interest in and ownership by FCN of the 9% Secured Promissory Note, dated March 12, 1992 (the "CDA Note"), in the principal amount of
                                 --------
$7,100,000 made by DM

Associates in favor of the Connecticut Development Authority (the "CDA") and
                                                                   ---
subsequently assigned by the CDA to FCN on or about September 30, 1994, and FCN's right, title and interest in 1,220,000 shares of the Class B common stock, par value $.01 per share, of the Company pledged by DM Associates as security for the payment of the CDA Note pursuant to a Stock Pledge Agreement, dated March 12, 1992 (the "CDA Pledge Agreement"), between DM Associates and CDA, and
                     --------------------
subsequently assigned by CDA to FCN on or about September 30, 1994 and all of FCN's rights pursuant to the CDA Pledge Agreement and any other agreement executed by DM Associates in favor of the CDA in connection with the CDA Note and/or the loan evidenced thereby; (iii) all right, title and interest of Nirenberg, FCN and the Foundation pursuant to the agreements, instruments and letters dated January 25, 1995 and entered into by such parties with the Company and/or the other limited partners of DM Associates and the other general partners of New DM Management Associates I, a Connecticut general partnership, and new DM Management Associates II, a Connecticut general partnership, in connection with the reconstitution of DM Associates and its general partners; and (iv) the issuance by the Company of its Series B Notes in the aggregate principal amount of $13,500,000 and the performance of its other obligations pursuant to those certain Note and Warrant Purchase Agreements, dated of even date herewith, among the Company, the the Persons listed in the Schedule of Purchasers thereto.

          "Non-Convertible Capital Stock" means, with re spect to any
           -----------------------------
corporation, any nonconvertible Capital Stock of such corporation and any Capital Stock of such cor poration convertible solely into nonconvertible common stock of such corporation which is not redeemable stock or Ex changeable Stock; provided, however, that Non-Convertible Capital Stock does not include
       --------  -------
any redeemable stock or Exchangeable Stock.

          "Non-Recourse Subsidiary" means FINOP, provided, however, that:
           -----------------------               --------  -------

     (a) no portion of FINOP's Indebtedness or any of its other obligations (contingent or otherwise), (i) is guaranteed by the Company or any
                                      -
          Subsidiary, (ii) is recourse to or obligates the Company or any
                       --
          Subsidiary in any way or (iii) subjects any property or asset of the
                                    ---
          Company or any Sub sidiary, directly or indirectly, contingently or otherwise, to satisfaction thereof,

     (b) neither the Company nor any Subsidiary has any contract, agreement, arrangement, understanding with FINOP or is subject to an obligation of any kind, written or oral, other than on terms no less favorable to the Company or such Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Company;

     (c)  neither the Company nor any Subsidiary has any obligation (i) to
                                                                     -
          subscribe for additional shares of Capital Stock or other equity interests of FINOP or (ii) to maintain or preserve FINOP's financial
                                 --
          condition or to cause FINOP to achieve certain levels of operating results;

     (d) FINOP continues to be an SBIC, regulated and licensed as such by the SBA, and performs no acti vities or engages in no business other than as an SBIC;

     (e) FINOP maintains a bank account or accounts separate from those of the Company and each Sub sidiary and does not otherwise commingle its funds or any other properties or assets with those of the Company or any Subsidiary;

     (f) from and after the 90th day following the Issue Date of the Series A Notes, the Board of Directors of FINOP contains at least one independent director who is not an officer, director, employee, shareholder (other than a Shareholder owning less than 1% of the outstanding Capital Stock of any class of the Company's or any Subsidiary's Capital Stock) or Affiliate of the Company or any Subsidiary; and

     (g) the sum of Indebtedness and aggregate liquidation preference of Preferred Stock of FINOP does not exceed $20 million, unless at the time of the Incurrence of additional Indebtedness or the issu ance of Preferred Stock by FINOP, the Consolidated Fixed Charge Coverage Ratio for the Company is equal to or greater than 2.0 to 1.0.

          At the time FINOP ceases to meet any of the re quirements set forth above for characterization as the Non-Recourse Subsidiary, FINOP shall be deemed to be a Subsidiary for all purposes of the Indenture if, at such time, it is properly characterized as such in accordance with the definition of "Subsidiary" set forth below.

          "Note and Warrant Purchase Agreements" means the several Note and
           ------------------------------------
Warrant Purchase Agreements, dated the Issue Date of the Series B Notes, by and between the Company and the several purchasers listed on the Schedule of Purchasers thereto, providing for the sale of the Series B Notes and the Purchase Warrants to such purchasers.

          "Officer" means, with respect to any corporation, the Chairman of the
           -------
Board, the Chief Executive Officer, the President, any Vice President, the Treasurer or the Secre tary of such corporation.

          "Officers' Certificate" means a written certi ficate containing the
           ---------------------
information specified in Section 1.6 hereof, signed in the name of the Company, any Guarantor or other obligor on the Securities, as the case may be, by any two of its Officers, and delivered to the Trustee.

          "Operating Lease" shall mean, as applied to any Person, any lease with
           ---------------
respect to which such Person is the lessee (including, without limitation, leases which may be terminated by the lessee at any time) of any property (whether real, personal or mixed) which is not a lease which is required to be classified and accounted for as a capital lease on the face of the balance sheet of such Person pre pared in accordance with GAAP.

          "Opinion of Counsel" means a written opinion containing the
           ------------------
information specified in Section 1.6 hereof, rendered by legal counsel who is reasonably acceptable to the Trustee.

          "Original Indenture" has the meaning specified in the Recitals above.
           ------------------

          "Original Indenture Trustee" has the meaning specified in the Recitals
           --------------------------
above.

          "Paying Agent" means the Trustee or any Person authorized by the
           ------------
Company to pay the principal of or interest on any Securities on behalf of the Company.

          "Permitted Indebtedness" means (i) Indebtedness incurred by the
           ----------------------         -
Company under the New Credit Agreement as in effect on the Issue Date of the Series A Notes, provided that such amount shall be permanently reduced by (x)
                --------
the
amount of any revolving loan commitment reductions from time to time effected under the New Credit Agreement, and (y) the amount of any prepayments of such Indebtedness which is not reborrowed and invested as described in the second proviso set forth in Section 5.16 hereof, and provided further that the
                                              --------
aggregate amount of all Indebtedness permitted to be outstanding thereunder at any one time shall not exceed $30.0 million; (ii) guarantees by Subsidiaries of
                                              --
the Company's Indebtedness referred to in clause (i) of this paragraph; (iii)
                                                                         ---
Existing Indebtedness and Indebtedness represented by the Securities; (iv)
                                                                       --
Indebtedness issued to repay, refund or refinance Indebtedness of the Company or any Subsidiary permitted under clauses (i), (ii) and (iii) of this paragraph (such Indebtedness being referred to herein as "Refinancing Indebtedness"),
                                                ------------------------
provided such Re financing Indebtedness (a) does not exceed the principal or
                                         -
accredited amount of, (b) ranks in right of payment to the Securities no more
                       -
than to the same extent as, (c) has an Average Life and Stated Maturity equal
                             -
to, or greater than, and (d) shall not provide for any mandatory redemption,
                          -
amortization or sinking fund requirements in an amount greater than or at a time prior to the amounts and times specified with respect to, the Indebtedness so repaid, refunded or refinanced; (v) intercompany Indebtedness per mitted under
                                 -
Section 5.7 hereof; (vi) Indebtedness under Interest Rate Agreements; (vii)
                     --                                                ---
guarantees by the Company or any Wholly Owned Subsidiary which is a Guarantor of loans (other than loans made by the Non-Recourse Subsidiary) in the ordinary course of business to franchisees of the Com pany's or any Subsidiary's convenience retail stores for the purpose of financing costs of equipment, leasehold im provements and/or inventory for such stores pursuant to a Franchise Agreement, provided that the aggregate liability in respect of all such Indebtedness shall not exceed $5.0 million at any one time under this clause (vii); (viii) Capitalized Lease Obligations of the Company or any Sub
               ----
sidiary for the purpose of purchasing or financing personal computers, equipment, software, supplies and/or other assets necessary for the operation of the Company's POS System, provided that the aggregate liability in respect of all such Indebtedness shall not exceed $6.0 million at any time; (ix)
                                                                  --
Indebtedness incurred by FINOP at a time when it satisfied the definition of Non-Recourse Subsidiary; (x) Indebtedness not otherwise permitted in an
                          -
aggregate principal amount not in excess of $7.5 million at any one time outstanding; or (xi) Indebtedness corresponding to the issuance of the Series B Notes.

          "Permitted Investments" means:  (a) certificates of deposit with a
           ---------------------           -
maturity of one year or less issued by U.S. commercial banks having capital and surplus in excess of $100.0 million; (b) commercial paper with a minimum rating
                                      -
of Al and/or Pl by Standard & Poor's Corporation and/or Moody's Investors Service, Inc., respectively; (c) direct obligations of the United States or of a
                              -
United States agency with a maturity of one year or less; and (d) shares of
                                                               -
money market mutual or similar funds having assets in excess of $100.0 million.

          "Permitted Liens" means with respect to any Per son, (i) pledges or
           ---------------                                      -
deposits by such Person under workmen's compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of In debtedness), utility services or leases to which such Person is a party, or deposits to secure public, regulatory or statutory obligations of such Person or deposits of cash or U.S. Government Obligations to secure surety or appeal bonds to which such Person is a party, or deposits as security for contested taxes or import duties or for the payment of rent and incurred in the ordinary course of such Person's busi ness; (ii) Liens arising by operation of law, such as carriers',
             --
warehousemen's, mechanics' and bankers' Liens and, in each case, incurred in the ordinary course of such Person's business and with respect to amounts not yet due or being contested in good faith by appropriate legal pro ceedings promptly instituted and diligently conducted and for which a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made; (iii) Liens arising out of judgments or awards against such Person not
       ---
giving rise to an Event of Default under Section 7.1(8) with respect to which such Person shall then be diligently prosecuting appeal or other proceedings for review; (iv) Liens for taxes not yet subject to penalties for non-payment or
         --
which are being contested in good faith and by appropriate legal proceedings promptly instituted and diligently conducted and for which a reserve or other ap propriate provision, if any, as shall be required in con formity with GAAP shall have been made; (v) Liens in favor of issuers of surety bonds or letters
                       -
of credit (other than to satisfy any judgment or judgments) issued pursuant to the request of and for the account of such Person in the or dinary course of its business; and (vi) minor survey excep tions, minor encumbrances, easements
                   --
or reservations of, or rights of others for, rights-of-way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real prop-erties or Liens which are incidental to the conduct of the business of such Person or to the ownership of its prop erties and which were incurred in the ordinary course of such Person's business and not in connection with In debtedness or other extensions of credit and which do not in the aggregate materially adversely affect the value of the aforementioned properties or materially impair their use in the operation of the business of such Person.

          "Person" means any individual, corporation, part nership, joint
           ------
venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

          "POS System" means the automated reporting system to be installed by
           ----------
the Company in certain of its retail convenience stores for the purpose of entering into a cen tral data system maintained by the Company certain in formation with respect to such stores through the use of personal computers, equipment, software, supplies and/or other assets located at such stores.

          "Preferred Stock", as applied to the Capital Stock of any corporation,
           ---------------
means Capital Stock of any class or classes (however designated) which is preferred, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such corporation, over shares of Capital Stock of any other class of such corporation.

          "Public Equity Offering" means an underwritten public offering of
           ----------------------
common stock of the Company (other than redeemable stock or Exchangeable Stock), pursuant to an effective registration statement filed pursuant to the Securities Act of 1933, as amended.

          "Purchase Warrants" means the warrants sold by the Company and
           -----------------
purchased by the purchasers under the Note and Warrant Purchase Agreements.

          "Redemption Date" means, with respect to any Security to be redeemed,
           ---------------
the date fixed for such redemption pursuant to this Indenture and such Security.

          "Redemption Price" means, with respect to any Security to be redeemed,
           ----------------
the price fixed for such redemption pursuant to this Indenture and such Security.

          "Reference Period" means, with respect to any computation of the
           ----------------
Consolidated Fixed Charge Coverage Ratio, the most recent four fiscal quarters of the Company for which internal financial statements of the Company are available prior to the date of determination of the Con solidated Fixed Charge Coverage Ratio.

          "Refinancing Indebtedness" shall have the meaning assigned to it in
           ------------------------
the definition of Permitted Indebtedness.

          "Registrable Securities" has the meaning set forth in the Registration
           ----------------------
Rights Agreement.

          "Registration Rights Agreement" means the registration rights
           -----------------------------
agreement, dated the date hereof, by and among the Company and the holders from time to time of the Series B Notes and the holders from time to time of the Warrants.

          "Regular Record Date" for the interest payable on any Interest Payment
           -------------------
Date on the Securities means the date specified for the purposes.

          "Sale-Leaseback Transaction" means any arrangement relating to
           --------------------------
property now owned or hereafter acquired whereby the Company or a Subsidiary transfers such property to a Person and leases it back from such Person.

          "SBA" means the Small Business Administration or any successor thereto
           ---
established by the Small Business Act (15 U.S.C, Section 633), or any successor statute to carry out the policies of that Act.

          "SBIC" means a small business investment company approved by the SBA
           ----
to operate under the provisions of the Small Business Investment Act of 1958, as amended (15 U.S.C., Section 662), or any successor statute and issued a license as provided in Section 681 of that Act.

          "Securities" means the Series A Notes and the Series B Notes.
           ----------

          "Securities of the same Series" or "Security of the same Series"
           -----------------------------      ---------------------------
means, in the case of the Series A Notes, other Series A Notes, and in the case of the Series B Notes, other Series B Notes.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Securities Registrar" or "Registrar" means the Person designated by
           --------------------      ---------
the Company to register Securities and transfers of Securities as provided in this Indenture.

          "Security Register" means the register which the Company shall cause
           -----------------
to be kept at the office of the Securities Registrar in which the registration of Securities and transfers of Securities shall be recorded, subject to such reasonable regulations as the Company may prescribe.

          "Securityholder" or "Holder" means a Person in whose name a Security
           --------------      ------
is registered on the Security Regis ter. For purposes of Article 7 hereof, the term "Securityholder" or "Holder" shall be interpreted to mean also the corresponding Beneficial Owner(s) of the Securities.

          "Series A Notes" has the meaning specified in the Recitals above.
           --------------

          "Series B Notes" has the meaning specified in the Recitals above.
           --------------

          "Stated Maturity", when used with respect to any Security, the date
           ---------------
specified in such Security as the fixed date on which the principal of such Security, is due and payable, including pursuant to any mandatory redemption provision.

          "Subordinated Indebtedness" means any Indebtedness of the Company
           -------------------------
(whether outstanding on the Issue Date of the Series A Notes or thereafter Incurred) which is subordinated or junior in right of payment to the Securities.

          "Subsidiary" means any corporation, association, partnership or other
           ----------
business entity of which more than 50% of the total voting power of shares of Capital Stock or other interest (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) the Company, (ii) the Company and one or more
                            -                --
Subsidiaries, or (iii) one or more Subsidiaries. Notwithstanding the foregoing,
                  ---
the Non-Recourse Subsidiary shall not be deemed to be a Subsidiary.

          "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939,
           -------------------      ---
as amended, and as in effect on the date of this Indenture; provided, however,
                                                            --------  -------
that in the event
the Trust Indenture Act is amended after such date, Trust Indenture Act means, to the extent required by any such amendment, the Trust Indenture Act as so amended.

          "Trust Officer", when used with respect to the Trustee, means the
           -------------
chairman or vice-chairman of the Board of Directors, the chairman or vice-chairman of the executive committee of the Board of Directors, the President, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assis tant cashier, any trust officer or assistant trust officer, the controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular cor porate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Trustee" means the party named as the "Trustee" in the first
           -------
paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and thereafter shall mean such successor.

          "U.S. Government Obligation" means, with respect to the Securities of
           --------------------------
any series, securities which are (i) direct obligations of the United States of
                                  -
America or (ii) obligations of a Person controlled or supervised by and acting
            --
as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed by the United States of America and which, in either case, are full faith and credit obligations of the United States of America and are not callable or redeemable at the option of the issuer thereof and shall also include a depository receipt issued by a bank (as defined in
Section 3(a)(2) of the Securities Act of 1993, as amended) as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of such depository receipt; provided that (except as
                                                  --------
required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depository receipt.

          "Voting Stock" means, with respect to any Person, securities of any
           ------------
class or classes of Capital Stock in such

Person entitling the holders thereof, under ordinary circumstances and in the absence of contingencies, to vote for members of the Board of Directors of such Person (or Persons performing functions equivalent to those of such members).

          "Warrants" shall mean (A) the warrants to purchase an aggregate of
           --------              -
500,000 shares of Class A Common Stock, par value $.01 per share, of the Company, as the same may be adjusted from time to time on the terms therein, distributed to Holders, as shown on the Securities Register, of the Series A Notes on the Issue Date of the Series B Notes, and (B) the Purchase Warrants.
                                                    -

          "Wholly Owned Subsidiary" of a Person means any Subsidiary of such
           -----------------------
Person 100% of the total Voting Stock of which, other than directors' qualifying shares, is at the time owned by such Person and/or one or more other Wholly Owned Subsidiaries of such Person.

          SECTION 1.2.  Other Definitions.
                        -----------------

          Term                                           Defined in.Section
          ----                                           ------------------
   "Acceleration Notice"............................................  7 2
   "Act"............................................................  1.5
   "Bankruptcy Law".................................................  7.1
   "Change of Control Offer"........................................  4.8
   "Change of Control Purchase Date"................................  4.8
   "Custodian"......................................................  7.1
   "Disposition Offer"..............................................  4.9
   "Disposition Offer Amount".......................................  4.9
   "Disposition Offer Period".......................................  4.9
   "Disposition Purchase Date"......................................  4.9
   "Excess Proceeds"................................................ 5.16
   "Existing Liens".................................................  5.9
   "Guarantor Senior Indebtedness".................................. 12.2
   "Legal Holiday".................................................. 1.15
   "Notice of Default"..............................................  7.1
   "Participating Indebtedness"..................................... 12.5
   "Prepayment Blockage Period"..................................... 11.2
   "Restricted Payment".............................................  5.7
   "Significant Company Senior Indebtedness"........................ 11.2
   "Successor Person"...............................................  6.1

          SECTION 1.3.  Incorporation by Reference of Trust Indenture Act.
                        -------------------------------------------------
Whenever this indenture refers to a pro vision of the Trust Indenture Act, such provision is incorporated by reference in and made a part of this

Indenture. The following Trust Indenture Act terms used in this Indenture have the following meanings:

          "indenture securities" means the Securities.

          "indenture security holder" means a Security  holder.

          "indenture to be qualified" means this Indenture.

          "indenture trustee" or "institutional trustee" means the Trustee.

          "obligor" on the indenture securities means the Company (or any successor or surviving corporation) and any other obligor on the Securities; such terms shall include the Guarantors if the Company fails to perform its obligations under such Securities.

          All other Trust Indenture Act terms used in this Indenture that are defined by the Trust Indenture Act, defined by Trust Indenture Act reference to another statute or defined by Commission rule have the meanings assigned to them by such definitions.

          SECTION 1.4.  Rules of Construction.  Unless the context otherwise
                        ---------------------
requires:

          (1) A term in this Article has the meaning in this Indenture assigned to it in this Article;

          (2) except as otherwise set forth in this In denture, an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP in effect on the date of this Indenture;

          (3)  "or" is not exclusive;

          (4)  "including" means including, without limitation;

          (5) words in the singular include the plural, and words in the plural include the singular; and

          (6) "herein," "hereof", "hereunder" and other words of similar import refer to this In-dentures as a whole and not to any particular Article, Section or other subdivision.

          SECTION 1.5.  Acts of Holders.  (1)  Any request, demand,
                        ---------------
authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of Holders signing such instrument or instruments. Proof of
        ---
execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (2) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (3) The principal amount and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

          (4) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          (5) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a resolution of its Board of Directors, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding Trust Indenture Act Section 316(c), such record date shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the outstanding Securities shall be computed as of such record date; provided that no such request, demand, authorization, direction, notice or
      --------
consent, waiver or other Act by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

          SECTION 1.6.  Compliance Certificates and Opinions.  Upon any
                        ------------------------------------
application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 5.3) shall include:

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          SECTION 1.7.  Form of Documents Delivered to Trustee.  In any case
                        --------------------------------------
where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          SECTION 1.8.  Notices, etc., to Trustee and Company.  Any request,
                        -------------------------------------
demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration Division, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture, or at any other address previously furnished in writing to the Trustee by the Company.

           SECTION 1.9.  Notice to Holders; Waiver.
                         -------------------------

          Where this Indenture provides for notice of any event to Holders by the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice for every purpose hereunder.

          SECTION 1.10.  Effect of Headings and Table of Contents.  The Article
                         ----------------------------------------
and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 1.11.  Successors and Assigns.  All covenants and agreements
                         ----------------------
in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

          SECTION 1.12.  Separability Clause.  In case any provision in this
                         -------------------
Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 1.13.  Benefits of Indenture.  Nothing in this Indenture or in
                         ---------------------
the Securities, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any Securities Registrar and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          SECTION 1.14.  GOVERNING LAW.  THIS INDENTURE AND THE SECURITIES SHALL
                         -------------
BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. This Indenture is subject to the Trust Indenture Act and if any provision hereof limits, qualifies or conflicts with the Trust Indenture Act, the Trust Indenture Act shall control. Whether or not this Indenture is required to be qualified under the Trust Indenture Act, the provisions of the Trust Indenture Act required to be included in an indenture in order for such indenture to be so qualified shall be deemed to be included in this Indenture with the same effect as if such provisions were set forth herein and any provisions hereof which may not be included in an indenture which is so qualified shall be deemed to be deleted or modified to the extent such provisions would be required to be deleted or modified in an indenture so qualified.

          SECTION 1.15.  Legal Holidays.  A "Legal Holiday" is any day other
                         --------------      -------------
than a Business Day. If any specified date (including a date for giving notice) is a Legal Holiday, the action shall be taken on the next succeeding day that is not a Legal Holiday, and, if the action to be taken on such date is a payment in respect of the Securities, no principal, premium, if any, or interest installment shall accrue for the intervening period.


                                  ARTICLE II
                                SECURITY FORMS
                                --------------

          SECTION 2.1.  Forms of Securities. The Series A Notes and the Series B
                        -------------------
Notes (in each case together with the notation thereon relating to the Guarantees) shall be, respectively, substantially in the forms of Exhibits A and B attached hereto. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. The form of the Securities and any notation, legend or endorsement shall be in a form acceptable to the Company. Each Security shall be dated the date of its authentication.

          The terms and provisions contained in the Series A Notes and the Series B Notes, annexed hereto as Exhibits A and B, respectively, and the notation thereon relating to the Guarantees, shall constitute, and are hereby expressly made, a part of this Indenture. To the extent applicable, the Company, the Guarantors and the Trustee by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

          Each Series B Note will contain the following legend, until the earlier to occur of the time when (i) such Series B Note shall have been
                                   -
disposed of in accordance with the plan of distribution set forth in an effective Registration Statement with respect to the sale of such security or

(ii) such Series B Note shall have been distributed to the public pursuant to
 --
Rule 144, Rule 144A or any successor provisions promulgated under the Securities
Act:

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

     ACCORDINGLY, NO TRANSFER OF THIS SECURITY MAY BE MADE IN THE UNITED STATES EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER AND IN COMPLIANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS.

          SECTION 2.2.  Form of Trustee's Certificate of Authentication.  The
                        -----------------------------------------------
Trustee's certificate of authentication shall be substantially in the form set forth in Exhibits A and B hereto.

          SECTION 2.3.  Forms of Securities Upon Increase in Interest Rate.  If
                        --------------------------------------------------
the interest rate payable on the Series B Notes increases and, after such an increase, decreases in accordance with the terms of Section 3.14 hereof, the Company shall, at its own cost and expense, exchange the Series B Notes for new notes, substantially in the form of Exhibit B-1, but showing the interest rate applicable under such Section 3.14.

                                  ARTICLE III
                                THE SECURITIES
                                --------------

           SECTION 3.1.  Title and Terms
                         ---------------

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $75,000,000 aggregate principal amount in the case of the Series A Notes and $13,500,000 aggregate principal amount in the case of the Series B Notes.

          All Securities of the same Series shall be substantially identical except as to denomination and except as may otherwise be provided herein or in or pursuant to such Board Resolution and set forth in such Officers' Certificate setting forth the terms of such series.

           SECTION 3.2.  Denominations.
                         -------------

          The Securities shall be issuable only in registered form without coupons and shall be issuable in denominations of $1,000 and any integral multiple thereof, unless otherwise specified as contemplated by Section 3.1.

          SECTION 3.3.  Execution and Authentication.  The Securities shall be
                        ----------------------------
executed on behalf of the Company by its Chief Executive Officer, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secre-taries. The signature of any such Officer on the Securities may be manual or facsimile and may be imprinted or otherwise reproduced on the Securities.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for in Exhibit I annexed hereto duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and made available for delivery hereunder.

          The Trustee shall authenticate and make available for delivery Series B Notes for original issue in the aggregate principal amount of $13,500,000 upon a Board of Directors' resolution and a Company Order for the authentication and delivery of such Series B Notes, but without any further action by the Company. The Company Order shall specify the amount of the Series B Notes to be authenticated and the date on which the original issue of Series B Notes is to be authenticated and delivered. The aggregate principal amount of Securities outstanding at any time may not exceed $75,000,000 in the case of the Series A Notes or $13,500,000 in the case of the Series B Notes except as provided in
Section 3.8 hereof.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities.

          Each Security shall be dated the date of its authentication.

          The Trustee shall act as the initial authenticating agent. Thereafter, the Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as a Paying Agent to deal with the Company or an Affiliate of the Company.

          SECTION 3.4.  Securities Registrar and Paying Agent. Securities may be
                        -------------------------------------
presented for registration of transfer or for exchange at the office or agency of the Securities Registrar and Securities may be presented or surrendered for purchase or payment at the office or agency of the Paying Agent. The Company shall also maintain or cause to be maintained an office or agency where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Securities Registrar shall keep the Security Register. The Company may have one or more co-Securities Registrars and one or more additional Paying Agents. The term Paying Agent includes any additional paying agent.

          The Company shall enter into an appropriate agency agreement with any Securities Registrar, Paying Agent or co-Securities Registrar (if not the Trustee or the Company). The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Securities Registrar, Paying Agent or agent for service of notices or demands, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 8.7 hereof. The Company or any Subsidiary or an Affiliate of either of them may act as Paying Agent, Securities Registrar or co-Securities Registrar or agent for service of notices and demands.

          The Company initially appoints the Trustee as Securities Registrar and Paying Agent and agent for service of notices and demands.

          SECTION 3.5.  Paying Agent to Hold Money in Trust. Except as otherwise
                        -----------------------------------
provided herein, prior to each due date of the principal, premium, if any, and interest on any Security, the Company shall deposit with the Paying Agent a sum of money sufficient to pay such principal, premium, if any, and interest so becoming due. The Company shall require each Paying Agent (other than the Trustee or the Company) to agree in writing that such Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal, premium, if any, and interest on the Securities (whether such money has been paid to it by the Company, any Guarantor or any other obligor on the Securities) until such sums shall be paid to Securityholders or otherwise disposed of as herein provided and shall notify the Trustee of any Default by the Company (or any Guarantor or other obligor on the Securities) in making any such payment. At any time during the continuance of any such Default, the Paying Agent shall, upon the written request of the Trustee, forthwith pay to the Trustee all money so held in trust and account for any money disbursed by it. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any money disbursed by it. Upon doing so, the Paying Agent shall have no further liability for the money so paid over to the Trustee. If the Company, a Subsidiary or an Affiliate of either of them acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund for the benefit of the Securityholders.

          SECTION 3.6.  Securityholder Lists.  The Trustee shall preserve in as
                        --------------------
current a form as is reasonably practicable the most recent list available to it of the names and addresses of the registered Securityholders and the series of notes held by such registered Securityholders. If the Trustee is not the Securities Registrar, the Company shall cause to be furnished to the Trustee on or before each Interest Payment Date and at such other times as the Trustee may request in writing, within five Business Days of such request, a list in such form as the Trustee may reasonably require of the names and addresses of Securityholders. The Trustee and the Securities Registrar may rely on the accuracy of such list as the same may be amended from time to time.

          SECTION 3.7.  Transfer and Exchange.  Securities may be transferred or
                        ---------------------
exchanged only on the Securities Register maintained pursuant to Section 3.4. Prior to due presentment of a Security for registration of transfer, the Holder of any Securities, as shown on such Securities Register, shall be deemed the absolute owner thereof for all purposes, and none of the Company, the Trustee, or any agent of the Company or the Trustee shall be affected by any notice to the contrary, and payment of or on account of the principal or interest with respect to such Securities shall be made only to or in accordance with the written order of such Holder or of his attorney duly authorized in writing.

All such payments shall satisfy and discharge the liabilities upon such Securities to the extent of the amounts so paid. When Securities are presented to the Securities Registrar or a co-Securities Registrar with a request to register the transfer or to exchange them for an equal principal amount of Securities of other authorized denominations, the Securities Registrar or co-Securities Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met, provided that every
                                                             --------
Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Securities Registrar, duly executed by the Securityholder or his attorney duly authorized in writing. To permit registrations of transfer and exchanges, the Company shall execute and the Trustee shall authenticate Securities and each Guarantor will execute its notation therein relating to its Guarantee thereof, all at the Securities Registrar's request.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          The Company shall not charge a service charge for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges that may be imposed in connection with the transfer or exchange of the Securities from the Securityholder requesting such transfer or exchange.

          The Company shall not be required to make, and the Securities Registrar need not register, transfers or exchanges of (a) any Security for a
                                                        -
period beginning at the opening of business 15 days before the mailing of a notice of repurchase of Securities and ending at the close of business on the day of such mailing, (b) any Security selected, called or being called for
                      -
redemption, except, in the case of any Security to be redeemed in part, the portion thereof not to be redeemed or (c) any Security between a Regular Record
                                       -
Date and the next succeeding Interest Payment Date.

          SECTION 3.8.  Replacement Securities.  If (a) any mutilated Security
                        ----------------------       -
is surrendered to the Trustee or (b) the Company and the Trustee receive
                                  -
evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such Security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount, bearing a number not contemporaneously outstanding, each Guarantor shall execute the notation on such new Security relating to its Guarantee thereof, and upon Company Order the Trustee shall authenticate and make such new Security available for delivery.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be purchased by the Company pursuant to Article 4 hereof, the Company in its discretion may, instead of issuing a new Security of the same series and of like tenor and principal amount, or pay or purchase such Security, as the case may be.

          Upon the issuance of any new Security under this Section 3.8, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) in connection therewith.

          Every new Security issued pursuant to this Section 3.8 in lieu of any mutilated, destroyed, lost or stolen Security and every Guarantee with respect thereto, shall constitute an original additional contractual obligation of the Company and each Guarantor thereunder, as the case may be, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section 3.8 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

          SECTION 3.9.  Outstanding Securities; Determinations of Holders'
                        --------------------------------------------------
Action.  Securities outstanding at any time are all the Securities executed on
------
behalf of the Company and authenticated by the Trustee except for those cancelled by the Trustee, those delivered to the Trustee for cancellation, those referred to in Section 3.8 hereof, or purchased by the Company pursuant to
Article 4 hereof and those described in this Section 3.9 as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate thereof holds the Security; provided, however, that in determining whether the
                            --------  -------
Holders of the requisite principal amount of Securities have given or concurred in any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company, any Guarantor or other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be outstanding. Subject to the foregoing, only Securities outstanding at the time of such determination shall be considered in any such determination (including determinations pursuant to Articles 7 and 10).

          If a Security is replaced pursuant to Section 3.8, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

          If the Paying Agent (other than the Company) holds, in accordance with this Indenture, at maturity or on a Redemption Date, money sufficient to pay the Securities payable on that date, then immediately on the date of maturity or such Redemption Date, as the case may be, such Securities shall cease to be outstanding and interest, if any, on such Securities shall cease to accrue.

          SECTION 3.10.  Temporary Securities.  Until definitive Securities are
                         --------------------
ready for delivery, the Company may execute temporary Securities, each Guarantor shall execute the notation thereon relating to its Guarantee thereof, and upon Company Order, the Trustee shall authenticate and make such temporary Securities available for delivery. Temporary Securities shall be printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Company and the Trustee deem appropriate for temporary Securities.

          If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 3.4 hereof, without charge to the Securityholder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute a like principal amount of definitive Securities of authorized denominations, each Guarantor shall execute the notation thereon of its Guarantee thereof and the Trustee, upon Company Order, shall authenticate and make such Securities available for delivery in exchange therefor. Until so exchanged, the temporary Securities shall in all respects be entitled to the same rights, benefits and privileges under this Indenture as definitive Securities.

          SECTION 3.11.  Cancellation.  All Securities surrendered for payment,
                         ------------
purchase by the Company, redemption by the Company pursuant to Article 4 hereof, or registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and made available for delivery hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. If the Company shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. The Company may not reissue, or issue new Securities to replace Securities it has paid or delivered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section 3.11, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be destroyed by the Trustee in accordance with its customary procedures and the Trustee shall deliver a certificate of destruction to the Company unless by Company Order the Company shall direct that cancelled Securities be returned to it.

          SECTION 3.12.  CUSIP Numbers.  The Company, in issuing the Securities
                         -------------
may use "CUSIP" numbers (if then generally in use), and the Trustee shall use CUSIP numbers in notices of redemption or exchange as a convenience to Holders;

provided that any such notice shall state that no representation is made as to
--------
the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption or exchange and that reliance may be placed only on the other identification numbers printed on the Securities and any redemption shall not be affected by any defect in or omission of such numbers.

          SECTION 3.13.  Defaulted Interest.  If the Company defaults in a
                         ------------------
payment of interest on the Securities, it shall pay the "defaulted interest", plus to the extent lawful any interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date, and such special record date, as used in this Section 3.13 with respect to the payment of any defaulted interest, shall mean the 15th day next preceding the date fixed by the Company for the payment of defaulted interest, whether or not such day is a Business Day. At least 15 days before the subsequent special record date, the Company shall mail to each Holder and to the Trustee a notice that states the subsequent special record date, the payment date and the amount of defaulted interest to be paid. The Company may also pay defaulted interest in any other lawful manner.

          SECTION 3.14.  Increase in Interest Rate.  In the event that the
                         -------------------------
Company shall not have filed, within 90 calendar days of the Issue Date of the Series B Notes, one or more shelf registration statements providing for the sale of all of the Registerable Securities by the holders thereof, the interest rate on the Series B Notes shall increase by 75 basis points, per annum, over the interest rate in effect immediately preceding the 90th day after the Issue Date of the Series B Notes, and such increase in interest rate shall remain in effect until the Company shall file shelf registration statement(s) providing for the sale by the holders of all such Registrable Securities. In the event that, within 180 days of the Issue Date of the Series B Notes, any of the Registrable Securities are not subject to one or more shelf registration statements that have been declared and remain effective under the Securities Act, the interest rate on the Series B Notes shall increase by 75 basis points per annum over the interest rate in effect immediately prior to the 180th day after the Issue Date of the Series B Notes, and such increase in the interest rate shall remain in effect until the first Business Day thereafter when all Registrable Securities outstanding are registered under the Securities Act pursuant to one or more shelf registration statements that have been declared effective under the Securities Act.

                                  ARTICLE IV
                           REDEMPTION AND REPURCHASE

          SECTION 4.1.  Right to Redeem; Notices to Trustee. Except as provided
                        -----------------------------------
for under Section 4.2 hereof, the Securities may not be redeemed at the option of the Company prior to March 15, 1999. On or after such date, the Securities may be redeemed at the option of the Company in whole, or from time to time in part, at the following redemption prices (expressed in percentages of the principal amount), plus accrued interest to the date of redemption, if redeemed during the twelve-month period beginning March 15 of the years indicated below.

          Year                               Percentage
          ----                               ----------
          1999                               104.750
          2000                               103.125
          2001                               101.500
          2002 and thereafter                100.000

          The election of the Company to redeem any Securities pursuant to this
Section 4.1 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to Section 4.3.

          SECTION 4.2.  Public Equity Offering Redemption. In addition to the
                        ---------------------------------
optional redemption of the Securities provided for under Section 4.1 hereof, up to $20.0 million aggregate principal amount of the Securities, allocated between the Series A Notes and the Series B Notes on a pro rata basis in respect of the
                                               --- ----
aggregate outstanding principal amount of each such series, will be redeemable, at the option of the Company in whole or in part, with the Net Proceeds of a Public Equity Offering, at a redemption price equal to 110% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest to the date of redemption; provided, however, that no such optional
                    --------  -------
redemption pursuant to this Section 4.2 may be effected on or after the third anniversary of the Issue Date of the Series A Notes. The New Credit Agreement may restrict the Company's ability to redeem the Securities as described in Sections 4.1 and 4.2 hereof.

          SECTION 4.3.  Selection of Securities to Be Redeemed.  If less than
                        --------------------------------------
all the outstanding Securities are to be redeemed at any time, the Trustee shall allocate the total principal amount of Securities to be redeemed on a pro rata
                                                                      --- ----
basis, by lot or, any other method the Trustee considers fair and appropriate. The Trustee shall make the selection at least 30 but not more than 60 days before the Redemption Date from outstanding Securities not previously called for redemption. Securities and portions of them the Trustee selects shall be in principal amounts of $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be called for redemption.

          SECTION 4.4.  Notice of Redemption.  At least 30 days but not more
                        --------------------
than 60 days before a Redemption Date (which may, in the case of redemption in connection with a Public Equity Offering, be adjusted to the extent necessary and appropriate under the circumstances and based solely on the timing of the consummation of the Public Equity Offering), a notice of redemption shall be mailed by first-class mail, postage prepaid, by the Company or, at the request of the Company, the Trustee to each Holder of Securities to be redeemed at the Holder's last address, as it shall appear on the Security Register. A copy of such notice shall be mailed to the Trustee on the same day the notice is mailed to Holders of Securities called for redemption.

          The notice shall identify the Securities to be redeemed, the provision of the Securities or this Indenture pursuant to which the Securities called for redemption are being redeemed and shall state:

          (1)  the Redemption Date;

          (2)  the Redemption Price;

          (3) the CUSIP number (subject to the provisions of Section 3.12 hereof);

          (4)  the name and address of the Paying Agent;

          (5) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

          (6) if fewer than all the outstanding Securities are to be redeemed, the identification and principal amounts of the particular Securities to be redeemed and that, on and after the Redemption Date, upon surrender of such Securities, a new Security or Securities in principal amount equal to the unredeemed portion thereof will be issued;

          (7) if any Security is being redeemed in part, the portion of the principal amount (equal to $1,000 or any integral multiple thereof) of such Security to be redeemed and that, on or after the Redemption Date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion thereof will be issued; and

          (8) that, unless the Company defaults in making such redemption payment, interest on the Securities called for redemption will cease to accrue on and after the specified Redemption Date and the only remaining right of the Holders is to receive payment of the Redemption Price upon surrender to the Trustee or the Paying Agent of the Securities.

          At the Company's written request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense.

          SECTION 4.5.  Effect of Notice of Redemption. Once notice of
                        ------------------------------
redemption is mailed (after the Trustee has received the notice provided for in the last paragraph of Section 4.1), Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price and shall cease to bear interest from and after the Redemption Date (unless the Company shall fail to make payment of the Redemption Price or accrued interest on the Redemption Date). Upon the later of the Redemption Date and the date such Securities are surrendered to the Paying Agent, such Securities called for redemption shall be paid at the Redemption Price plus accrued interest to the Redemption Date, if money sufficient for that purpose has been deposited as provided in Section 4.6 hereof.

          Notice of redemption shall be deemed to be given when mailed, whether or not the Holder receives such notice. In any event, failure to give such notice, or any defect therein, shall not affect the validity of the proceedings for the redemption of the Securities.

          SECTION 4.6.  Deposit of Redemption Price.  Prior to any Redemption
                        ---------------------------
Date, the Company shall deposit with the Paying Agent (or if the Company or a Subsidiary or an Affiliate of either of them is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the Redemption Price of all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption which prior thereto have been delivered by the Company to the Trustee for cancellation.

          So long as the Company complies with the preceding paragraph, interest on the Securities to be redeemed on the applicable Redemption Date shall cease to accrue and such Securities or portions thereof shall be deemed not to be entitled to any benefit under this Indenture except to receive payment of the Redemption Price together with interest accrued thereon to the Redemption Date. If any Security called for redemption shall not be so paid upon surrender for redemption because of failure of the Company to comply with the preceding paragraph, interest will be paid from Redemption Date until such principal is paid on the unpaid principal and, to the extent permitted by law, on any interest not paid on such unpaid principal, in each case at the rate provided by the Securities. The Paying Agent shall return to the Company any money not required for that purpose.

          SECTION 4.7.  Securities Redeemed in Part.  Upon surrender of a
                        ---------------------------
Security that is redeemed in part, the Company shall execute a new Security in an authorized denomination equal in principal amount to the unredeemed portion of the Security surrendered, each Guarantor shall execute the notation thereon relating to its Guarantee thereof and the Trustee shall authenticate and make such new Security available for delivery to the Holder.

          SECTION 4.8.  Offer to Repurchase Upon Change of Control.  (a)  Upon a
                        ------------------------------------------
Change of Control, the Company shall promptly notify the Trustee thereof and shall purchase Securities tendered by Securityholders pursuant to a tender offer which shall be made by the Company for the Securities (a "Change of Control
                                                          -----------------
Offer") at the purchase price in cash equal to 101% of the principal amount
-----
thereof plus accrued
interest, if any, to the Change of Control Purchase Date (as defined in paragraph (b) of this Section 4.8), in accordance with the procedures set forth in paragraph (b) of this Section 4.8.

          (b) Promptly, and in any event within 30 days, after each Change of Control, the Company shall be obligated to deliver to the Trustee and send, by first-class mail to each Holder, a written notice stating that, pursuant to this
Section 4.8:

          (i) a Change of Control has occurred and the Holder may elect to have his Securities purchased by the Company either in whole or in part, at a purchase price in cash equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of repurchase;

          (ii) the repurchase date (which shall be no less than 30 days nor more than 60 days after the date on which the Company first has knowledge of the occurrence of a Change of Control) (the "Change of Control Purchase
                                                     --------------------------
     Date");
     ----

          (iii) the circumstances and relevant facts known to the Company regarding such Change of Control (including, to the extent applicable, information with respect to pro forma historical income, cash flow and capitalization after giving effect to such Change of Control) which the Company in good faith believes will enable such Holders to make an informed decision; and

          (iv) all instructions and materials necessary to tender Securities pursuant to the Change of Control Offer, together with the information contained in paragraph (c) below.

          (c) Holders electing to have a Security purchased will be required to surrender the Security, with an appropriate form duly completed, to the Company at the address specified in the notice at least three Business Days prior to the Change of Control Purchase Date. Holders will be entitled to withdraw their election if the Corporate Trust Department of the Trustee or the Company receives, not later than three Business Days prior to the Change of Control Purchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security which was delivered for purchase by the Holder and a statement that such Holder is withdrawing his election to have such Security Purchased.

          (d) On the Change of Control Purchase Date, all Securities purchased by the Company under this Section shall be delivered by the Trustee for cancellation, and the Company shall pay the purchase price plus accrued interest to the Holders entitled thereto. In connection with Holders whose Securities are purchased only in part, the Company shall execute new Securities equal in principal amount to the unpurchased portion of the Securities surrendered, each Guarantor shall execute the notation therein relating to its Guarantee thereof and the Trustee (at the Company's expense) shall authenticate and make such new Securities available for delivery to such Holders. At the time the Company delivers Securities to the Trustee which are to be accepted for purchase, the Company will also deliver an Officers' Certificate stating that such Securities are to be accepted by the Company pursuant to and in accordance with the terms of this Section. A Security shall be deemed to have been accepted for purchase at the time payment therefor is mailed or delivered to the surrendering Holder.

          SECTION 4.9.  Offer to Repurchase With Net Cash Proceeds from Certain
                        -------------------------------------------------------
Asset Dispositions.  (a)  In the event of an Asset Disposition that requires the
------------------
purchase of Securities pursuant to Section 5.16, the Company will be required to make an offer for the Securities (a "Disposition Offer") and repurchase the
                                     -----------------
Securities tendered pursuant thereto in an amount equal to the aggregate amount of Excess Proceeds, at a repurchase price in cash equal to 100% of their principal amount plus accrued interest to the date of repurchase in accordance with the procedures (including prorating in the event of oversubscription) set forth in paragraph (b) below. Upon completion of the repurchase, if any, of Securities pursuant to the Disposition Offer, the amount of Excess Proceeds shall be reset to zero. If the aggregate repurchase price of Securities tendered pursuant to the Disposition Offer is less than the Excess Proceeds allotted to the repurchase of the Securities, the Company may use the remaining Excess Proceeds for general corporate purposes.

          (b) (1) Promptly, and in any event within 30 days, after the date the Company must make a Disposition Offer for Securities pursuant to Section
5.16 hereof, the Company shall be obligated to deliver to the Trustee and send, by first-class mail to each Holder, a written notice stating that, pursuant to this Section, the Holder may elect to have his Securities purchased by the Company either in whole or in part (subject to prorating as hereinafter described in the event the Disposition Offer is oversubscribed) in integral multiples of $1,000 of principal amount, at the applicable purchase price. The notice shall specify a purchase date not less than 30 days nor more than 60 days after the date of such notice, which purchase date if notice is not given within 60 days of the consummation Asset Disposition, shall be deemed to be the 60th day after the Asset Disposition (the "Disposition Purchase Date") and shall contain information concerning the
 ----------- -------------
business of the Company which the Company in good faith believes will enable such Holders to make an informed decision (which will include (i) the most
                                                               -
recently filed Annual Report on Form 10-K (including audited consolidated financial statements) of the Company, the most recent subsequently filed Quarterly Report on Form 10-Q and any Current Report on Form 8-K of the Company filed subsequent to such Quarterly Report, other than Current Reports describing Asset Dispositions otherwise described in the offering materials (or corresponding successor reports), or if the Company does not and is not required to file such reports, information similar to that required by such reports; (ii)
                                                                             --
a description of material developments in the Company's business subsequent to the date of the latest of such Reports; and (iii) if material, appropriate pro
                                             ---
forma financial information) and all instructions and materials necessary to tender Securities pursuant to the Disposition Offer, together with the information contained in clause (3) below.

          (2) Not later than the date upon which written notice of a Disposition Offer is delivered to the Trustee as provided above, the Company shall deliver to the Trustee an Officers Certificate as to (i) the amount of
                                                            -
Excess Proceeds applicable to the Disposition Offer (the "Disposition Offer
                                                          -----------------
Amount"), (ii) the allocation of the Net Available Cash Proceeds from the Asset
------     --
Dispositions pursuant to which the Disposition Offer is being made, and (iii)
                                                                         ---
the compliance of such amount and allocation with the provisions of paragraph
(a) of this Section. Not later than one business day prior to the Disposition Purchase Date, the Company shall also irrevocably deposit with the Paying Agent for the Trustee (or, if the Company is acting as its own Paying Agent, segregate and hold in trust) in immediately available funds an amount equal to the Disposition Offer Amount to be held for payment in accordance with the provisions of this Section. Upon the expiration of the period for which the Disposition Offer remains open (the "Disposition Offer Period"), the Company
                                     ------------------------
shall deliver to the Trustee the

Securities or portions thereof which have been properly tendered to and are to be accepted by the Company. The Trustee shall, on the Disposition Purchase Date, instruct the Paying Agent to mail or deliver payment to each tendering Holder in the amount of the purchase price with respect to the Securities tendered by such Holder and accepted by the Company from the funds provided by the Company for such payment. In the event that the aggregate purchase price of the Securities delivered by the Company to the Trustee is less than the Disposition Offer Amount, the Paying Agent shall deliver the excess to the Company immediately after the expiration of the Disposition Offer Period.

          (3) Holders electing to have a Security purchased will be required to surrender the Security, with an appropriate form duly completed, to the Company at the address specified in the notice at least three Business Days prior to the Disposition Purchase Date. Holders will be entitled to withdraw their election if the Corporate Trust Department of the Trustee or the Company receives not later than three Business Days prior to the Disposition Purchase Date a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the security which was delivered for purchase by the Holder and a statement that such Holder is withdrawing his election to have such Security purchased. If at the expiration of the Disposition Offer Period the aggregate principal amount of Securities surrendered by Holders exceeds the Disposition Offer Amount, the Company shall select the Securities to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Company so that only Securities in denominations of $1,000 or integral multiples thereof shall be purchased). In connection with Holders whose Securities are purchased only in part, the Company shall execute new Securities equal in principal surrendered, each Guarantor shall execute the notation therein relating to its Guarantee thereof and the Trustee, at the Company's expense, shall authenticate and make such new securities available for delivery to such Holders.

          (4) At the time the Company delivers Securities to the Trustee which are to be accepted for purchase, the Company will also deliver an Officers' Certificate stating that such Securities are to be accepted by the Company pursuant to and in accordance with the terms of this Section 4.9. A Security shall be deemed to have been accepted for purchase at the time the Trustee, directly or through an agent, mails or delivers payment therefor to the surrendering Holder.

                                   ARTICLE V
                                   COVENANTS

          SECTION 5.1.  Payment of Securities.  The Company covenants and agrees
                        ---------------------
for the benefit of the Holders of the Securities that it will pay the principal of, premium, if any, and interest (including interest accruing on or after the filing of a petition in bankruptcy or reorganization relating to the Company, whether or not a claim for post-filing interest is allowed in such proceeding) on the Securities on (or prior to) the dates and in the manner provided in the Securities or pursuant to this Indenture. An installment of principal, premium, if any, or interest shall be considered paid on the applicable date due if on such date the Trustee or the Paying Agent holds, in accordance with this Indenture, money sufficient to pay all of such installment then due. The Company shall pay interest on overdue principal and premium, if any, and interest on overdue installments of interest (including interest accruing on or after the filing of a petition in bankruptcy or reorganization relating to the Company, whether or not a claim for post-filing interest is allowed in such proceeding), to the extent lawful, at the rate per annum borne by the Securities, which interest on overdue interest shall accrue from the date such amounts became overdue.

           SECTION 5.2.  Commission Reports.  The Company covenants:
                         ------------------

          (a) to file with the Trustee, within 30 days after the Company is required to file the same with the Commission, copies of its annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to section 13 or section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Commission and the Trustee, in accordance with the rules and regulations prescribed from time to time by the Commission, such supplementary and periodic information, documents and reports which may be required pursuant to section 13 or section 15(d) of the

     Exchange Act, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (b) to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture, as may be required from time to time by such rules and regulations; and

          (c) to transmit to all Holders of Securities, as shown on the Securities Register, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in section 313(c) of the Trust Indenture Act, such summaries of information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section 5.2, as may be required by rules and regulations prescribed from time to time by the Commission.

          Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including information concerning the Company's compliance with any of its covenants hereunder, provided that the foregoing shall not relieve the Trustee of any of its
--------
responsibilities therefor.

          SECTION 5.3.  Compliance Certificates.  (1)  The Company shall deliver
                        -----------------------
to the Trustee within 90 days after the end of each of the Company's fiscal years an Officers' Certificate, stating whether or not the signers know of any Default or Event of Default. Such certificate shall contain a certification from the principal executive officer, principal financial officer or principal accounting officer of the Company as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this Section 5.3(1), such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.
If such Officers do know of such a Default or Event of Default, the certificate shall describe any such

Default or Event of Default, and its status. Such Officers' Certificate need not comply with Section 1.6 hereof.

          (2) So long as not contrary to the then current recommendation of the American Institute of Certified Public Accountants, the Company shall deliver to the Trustee within 120 days after the end of each fiscal year a written statement by the Company s independent certified public accountants stating (A)
                                                                             -
that their audit examination has included a review of the terms of this Indenture and the Securities as they relate to accounting matters, and (B)
                                                                        -
whether, in connection with their audit examination, any Default has come to their attention and, if such a Default has come to their attention, specifying the nature and period of the existence thereof; provided, however, that the
                                                --------  -------
independent certified public accountants delivering such statement shall not be liable in respect of such statement by reason of any failure to obtain knowledge of any such Default or Event of Default that would not be disclosed in the course of an audit examination conducted in accordance with generally accepted auditing standards.

          (3) The Company will, so long as any of the Securities are outstanding, deliver to the Trustee, within five Business Days of any Officer becoming aware of (i) any Default, Event of Default or default in the
                   -
performance of any covenant, agreement or condition contained in this Indenture or (ii) any event of default under any other mortgage, Indenture or instrument,
    --
an Officers' Certificate specifying such Default, Event of Default, default or event of default and what action the Company is taking or proposes to take with respect thereto.

          (4) The Company shall deliver to the Trustee any information reasonably requested by the Trustee in connection with the compliance by the Trustee or the Company with the Trust Indenture Act.

          SECTION 5.4.  Further Instruments and Acts.  Upon request of the
                        ----------------------------
Trustee, the Company, each Guarantor and any other obligor on the Securities will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

          SECTION 5.5.  Maintenance of Office or Agency. The Company will
                        -------------------------------
maintain or cause to be maintained, within or outside the State of New York, an office or agency of the Trustee, Securities Registrar and Paying Agent where

Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer, exchange or redemption and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The corporate trust office of the Trustee at First Bank National Association, N.A., First Trust Center, 180 East Fifth Street, St. Paul, Minnesota 55101, Attention: Corporate Trust Department, shall initially be such office or agency for all of the aforesaid purposes. The Company shall give prompt written notice to the Trustee of any change of location of such office or agency. If at any time the Company shall fail to maintain or cause to be maintained any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section
13.1 hereof.

          The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice to the Trust of any such designation or rescission and of any change in location of any such other office or agency.

          SECTION 5.6.  Limitation on Additional Indebtedness and New Operating
                        -------------------------------------------------------
Leases.  The Company may not, and may not permit any of its Subsidiaries to,
------
Incur, directly or indirectly, any indebtedness (including Acquired Indebtedness) or enter into any New Operating Lease, unless the Consolidated Fixed Charge Coverage Ratio for the Reference Period, determined on the date of issuance of such Indebtedness or the date of execution of such New Operating Lease, as the case may be, and after giving effect to: (i) Incurrence of such
                                                        -
Indebtedness and (if applicable) the application of the Net Proceeds thereof to refinance other Indebtedness as if such Indebtedness was issued and the application of such Net Proceeds occurred at the beginning of the Reference Period; (ii) Incurrence and retirement of any other Indebtedness since the last
         --
day of the most recent fiscal quarter of the Company contained in the Reference Period as if such Indebtedness was Incurred or retired at the beginning of the Reference Period; and (iii) the execution of such New Operating Lease and any
                       ---
other New Operating Leases executed since the last day of the most recent fiscal quarter of the Company contained in the Reference Period as if such New Operating Lease and any such other New Operating Leases were executed at the beginning of the

Reference Period (it being understood that, for purposes of determining the Consolidated Fixed Charge Coverage Ratio, New Operating Lease payments shall be included in Consolidated Operating Lease Payments), is equal to or greater than the ratio of 2.0 to 1.0.

          Notwithstanding the preceding paragraph, the Company and the Subsidiaries may Incur Permitted Indebtedness.

          SECTION 5.7.  Limitation on Restricted Payments. The Company may not,
                        ---------------------------------
and may not permit any Subsidiary, directly or indirectly, to (i) declare or pay
                                                               -
any dividend or make any distribution in respect of the Company's or any Subsidiary's Capital Stock or to the direct or indirect holders of the Company's or any Subsidiary's Capital Stock (except dividends or distributions payable solely in the Company's Non-Convertible Capital Stock or in options, warrants or other rights to purchase the Company's Non-Convertible Capital Stock and except dividends or distributions payable from a Subsidiary to the Company or a
Wholly Owned Subsidiary which is a Guarantor); (ii) purchase, redeem or
                                                --
otherwise acquire or retire for value, any Capital Stock of the Company or any Subsidiary; (iii) purchase, repurchase, redeem, defease or otherwise acquire or
             ---
retire for value, prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment, any Subordinated Indebtedness of the Company or any Indebtedness of a Subsidiary (other than Guarantor Senior Indebtedness); or (iv)
                                                                             --
make any Investment in any Subsidiary (other than prepayments of leases of underperforming or nonutilized convenience stores in the ordinary course of business), the Non-Recourse Subsidiary (except as permitted by clause (iii) of
Section 5.8 hereof) or any other Affiliate of the Company (any such dividend, limitation, purchase, redemption, repurchase, defeasance, other acquisition, retirement or Investment being hereinafter referred to as a "Restricted
                                                             ----------
Payment"), unless:  (A) no Default or Event of Default will have occurred and be
                     -
continuing at the time or as a consequence of such Restricted Payment; (B) at
                                                                        -
the time of such Restricted Payment, the Company could incur an additional $1.00 of Indebtedness (not including Permitted Indebtedness) under Section 5.6 hereof; and (C) such Restricted Payment, together with the aggregate of all other
     -
Restricted Payments made since November 26, 1995, would not exceed the sum of

(x) 50% of Consolidated Net Income (or if Consolidated Net Income is a deficit
 -
minus 100% of such deficit) accrued on a cumulative basis from November 26, 1995 to the end of the most recent fiscal quarter ending prior to the date of such proposed Restricted Payment, calculated on a cumulative basis as if such period were a single accounting period; (y) the aggregate Net Proceeds received by the
                                  -
Company from any Person (other than a Subsidiary and the Non-Recourse Subsidiary) subsequent to the Issue Date of the Series A Notes (1) as a result
                                                                -
of the issuance of Capital Stock of the Company (other than Redeemable Stock or Exchangeable Stock) or (2) as a result of a capital contribution from its
                        -
shareholders, but, with respect to any proceeds received by the Company from an employee stock ownership plan that incurs any Indebtedness, only to the extent that any such proceeds are equal to any increase in the Consolidated Net Worth of the Company resulting from principal repayments made by such employee stock ownership plan with respect to the Indebtedness Incurred by it to finance the purchase of such Capital Stock; and (z) the amount by which Indebtedness of the
                                     -
Company is reduced on the Company's balance sheet upon the conversion or exchange (other than by a Subsidiary) of the Series A Notes, subsequent to the Issue Date of the Series A Notes, of any Indebtedness of the Company convertible into or exchangeable for Capital Stock (other than Redeemable Stock or Exchangeable Stock) of the Company.

          The foregoing provisions do not prohibit (i) the payment of any
                                                    -
dividend in respect of the Company's or any Subsidiary's Capital Stock within 60 days after the date of declaration thereof, if on such date of declaration such payment complied with the provisions of this Indenture and provided that at the
                                                           --------
time of payment no other Default or Event of Default has occurred and is continuing; (ii) the purchase, redemption, acquisition or retirement of any
             --
Indebtedness with the Incurrence of Refinancing Indebtedness permitted under
Section 5.6 hereof; (iii) any dividend on shares of the Company's or any
                     ---
Subsidiary's Capital Stock payable in shares of the Company's or such Subsidiary's Capital Stock (other than Redeemable Stock or Exchangeable Stock);
(iv) an investment by the Company in a Wholly-Owned Subsidiary which is a
 --
Guarantor or a Person who will become a Wholly-Owned Subsidiary which is a Guarantor as a result of such Investment; and (v) any payments made by the Company to FCN, Nirenberg or the Foundation to purchase their respective interests in or relating to the Class B Common Stock of the Company, as outlined in the Nirenberg Transaction.

          SECTION 5.8.  Limitation on Investments.  The Company may not, and may
                        -------------------------
not permit any Subsidiary, directly or indirectly, to make any Investment other than (i) Permitted Investments; (ii) an Investment constituting a Re-
      -                          --
stricted Payment if such Restricted Payment is permitted by Section 5.7; (iii)
                                                                    ---
Investments in the Non-Recourse Sub sidiary in an amount not to exceed $2.5 million; and (iv) the Nirenberg Transaction.
              --

          SECTION 5.9.  Limitation on Liens.  The Company may not, and may not
                        -------------------
permit any Subsidiary, directly or indirectly, to create, incur, assume or permit to exist any Lien upon any of its or any Subsidiary's property or assets now owned or hereafter acquired, other than Liens that are: (i) outstanding
                                                             -
immediately prior to the issuance of the Securities; (ii) Liens securing
                                                      --
Indebtedness of a Subsidiary owing to the Company or a Wholly Owned Subsidiary which is a Guarantor; (iii) Liens securing Senior Indebtedness of the Company
                       ---
permitted to be Incurred under Section 5.6 hereof; (iv) Permitted Liens; (v)
                                                    --                    -
Liens incurred in connection with a Sale-Leaseback Transaction permitted under
Section 5.11 hereof; (vi) Liens on property of a Person existing at the time
                      --
such Person is acquired by, merged into or consolidated with the Company or any Subsidiary, (except to the extent such Liens were Incurred in connection with, or in con templation of, such acquisition, merger or consolidation), which Lien is not applicable to any Person or the properties or assets of any Person, other than the Person, or the property or asset of the Person, so acquired; and (vii)
                                                                           ---
any extension, renewal or replacement (including successive extensions, renewals or replacements) of Liens permitted by any of clauses (i) through (vi) above

("Existing Liens"), so long as (A) the Lien does not extend beyond property or
----------------                -
assets of the Company and its Subsidiaries subject to the Existing Lien and improvements and construction on such property or assets, an Indebtedness secured by the Lien does not exceed the Indebtedness secured at the time by the Existing Lien.

          SECTION 5.10.  Limitation on Dividends and Other Payment Restrictions
                         ------------------------------------------------------
Affecting Subsidiaries.  The Company may not, and may not permit any Subsidiary
----------------------
to, create or otherwise cause or permit to exist or become effective any encumbrance or restriction of any kind which restricts the ability of any such Subsidiary to: (i) pay dividends or make any other distributions on such
                 -
Subsidiary's Capital Stock or pay any Indebtedness or other obligation owed to the Company or any Subsidiary; (ii) make any loans or ad vances to the Company
                                --
or any Subsidiary; (iii) guaranty the Securities or any renewals or refinancing
                    ---
thereof; or (iv) transfer any of its property or assets to the Company or any
             --
Subsidiary, except, in each case, for such encumbrances or restrictions existing under or by reason of (1) applicable
                       -
law, (2) this Indenture, (3) customary nonassignment pro visions of any lease
      -                   -
governing a leasehold interest of the Company or any Subsidiary, (4) any
                                                                  -
instrument governing Acquired Indebtedness (except to the extent such In debtedness was Incurred in connection with, or in con templation of, such acquisition) as in effect at the time of acquisition, which encumbrance or restriction is not ap plicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired, (5) Existing Indebtedness, or (6) permitted Refinancing Indebtedness
           -                             -
provided that the encumbrances or restrictions contained in the agreements governing such Refinancing Indebtedness are no more re strictive than those contained in the agreements governing the Indebtedness being refinanced, as in effect on the Issue Date of the Series A Notes.

          SECTION 5.11.  Limitation on Sale-Leaseback Trans actions.  The
                         ------------------------------------------
Company will not, and will not permit any Subsidiary to, enter into any Sale-Leaseback Transaction unless at least one of the following conditions is sat isfied: (i) under the provisions described under Sections 5.6 and 5.9 hereof,
          -
the Company or a Subsidiary could create a Lien on the property to secure Indebtedness in an amount equal to the Attributable Indebtedness in connection with such Sale-Leaseback Transaction; or (ii) the net proceeds of such Sale-
                                          --
Leaseback Transaction are at least equal to the fair market value of such property as determined in good faith by the Board of Directors of the Company.

          SECTION 5.12.  Limitation on Transactions with Affiliates.  The
                         ------------------------------------------
Company will not, and will not permit any Subsidiary to, directly or indirectly, enter into or permit to exist any transaction or series of related transactions (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of the Company or of any Subsidiary (other than a Wholly Owned Subsidiary which is a Guarantor) on terms that are less favorable to the Company or such Subsidiary, as the case may be, than those which might be obtained at the time of such transaction from unrelated third parties. This provision will not prohibit the payment of reasonable and customary directors' fees to directors who are not employees of the Company or the payment of reasonable compensation to employees of the Company in the ordinary course of business. Without in any way limiting the foregoing restriction, the Company will not, and will not permit any Subsidiary to, directly or indirectly, enter into or permit to exist any transactions or series of related transactions (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of the Company or of any Subsidiary (other than a Wholly Owned Subsidiary which is a Guarantor) involving aggregate payments in excess of $250,000 unless: (i) a committee of independent members of the Board
                             -
of Directors of the Company shall approve by resolution certifying that such transaction or series of transactions comply with the first sentence of this
Section 5.12; and (ii) with respect to (A) a transaction or series of
                   --                   -
transactions involving aggregate payments equal to or greater than $2,000,000, the Company also receives a written opinion from a nationally-recognized investment bank with total assets in excess of $1.0 billion that such transaction or series of transactions is fair to the Company from a financial point of view; or (B) any purchase, sale, lease or exchange of real property or
                   -
Fixed Assets involving aggre gate payments equal to or greater than $2.0 million, in lieu of the opinion referred to in clause (A), at the option of the Company, the Company also receives an opinion from a qualified appraisal company, that the value of the property sold, purchased, leased or exchanged by the Company or any Subsidiary is substantially equal to (or more favorable to the Company than) the value of the consideration provided by or to the Company, as the case may be in respect thereof. The provisions of this Section 5.12 shall not apply to the Nirenberg Transaction.

          SECTION 5.13.  Limitation on Other Senior Sub ordinated Indebtedness.
                         -----------------------------------------------------
The Company will not incur any Indebtedness which is senior in right of payment to the Securities and is subordinate or junior in right of payment to the Company's Senior Indebtedness. No Guarantor will incur any Indebtedness which is senior in right of any payment to such Guarantor's obligations under its Guarantee and this Indenture and which is subordinate or junior in right of payment to Guarantor Senior Indebtedness of such Guarantor.

          SECTION 5.14.  Additional Guarantors.  If the Company or any
                         ---------------------
Subsidiary makes any Investment having a fair market value exceeding $1,000, in one or a series of related transactions, in any Subsidiary which is not a Guarantor, or any Subsidiary which is not a Guarantor holds property or assets (including, without limitation, cash, businesses, divisions, real property, assets or equipment) having a fair market value exceeding $1,000, the Company shall cause such Subsidiary (an "Additional Guarantor") to (i) execute and
                                 --------------------       -
deliver to the Trustee a supplemental indenture in form reasonably satisfactory to the Trustee pursuant to which such Subsidiary shall unconditionally guarantee all of the Company's obligations under the Securities and the Indenture on the terms set forth in the Indenture and (ii) deliver to the Trustee an Opinion of Counsel that such supplemental
     --
indenture has been duly executed and delivered by such Subsidiary. Thereafter, such Subsidiary shall be a Guarantor for all purposes of this Indenture.

          SECTION 5.15.  Use of Proceeds.  No part of the proceeds of the sale
                         ---------------
of the Securities will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock. Neither the issuance of any Security nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

          SECTION 5.16.  Limitation on Sales of Assets.  The Company will not,
                         -----------------------------
and will not permit any Subsidiary to, directly or indirectly, make any Asset Disposition unless the Company (or such Subsidiary, as the case may be) re ceives at the time of such Asset Disposition consideration which (x) is paid at
                                                                  -
least 85% in cash and (y) is at least equal to the fair market value (including
                       -
the value of all noncash consideration), as determined in good faith by, and evidenced by a resolution of the Board of Directors, if the consideration to be received by the Company is equal to or greater than $1 million (or, if the consideration to be received by the Company is less than $1 million but greater than $100,000 (except in the case of Asset Dispositions to franchisees in the ordinary course of business), as cer tified in good faith by two Officers, one of whom shall be the President, in an Officers' Certificate delivered to the Trustee within 30 Business Days following such Asset Dis position (no certificate being required for sales as to which the consideration is $100,000 or less), of the shares and assets subject to such Asset Disposition; provided,
                                                                      --------
however, that the requirement set forth in clause (x) above shall not apply to
-------
any sale, lease, sublease, transfer or other disposition of stores to franchisees in the ordinary course of business or of individual under performing, non utilized or obsolete assets by the Company, or any Sub sidiary in the ordinary course of business. Within 210 days from the date of such Asset Disposition (the "Disposition Period"), the Company (or such Subsidiary, as the
                  ------------------
case may be) may apply all or any portion of the Net Available Cash Proceeds from such Asset Disposition to (x) the prepayment of Senior Indebtedness or (y)
                                -                                            -
an investment in Fixed-Assets in the same or substantially similar line of business as the assets that were the subject of such Asset Disposition, provided that, if such Net Available Cash Proceeds are applied to the prepayment of Senior Indebtedness, the re lated loan commitment, if any, shall be permanently reduced, except that in the event the Company repays revolving loans outstanding under the New Credit Agreement with such Net Available Cash Proceeds, the related loan commitment need not be permanently reduced so long as the Company reborrows the full amount of the amount so prepaid and invests such amount in Fixed Assets in the same or substantially similar lines of business as the assets that were the subject of such Asset Disposition within the Disposition Period. Without limiting the lines of business which are considered the same or substantially similar for the purposes hereof, the sale of gasoline, the operation of convenience stores, the franchising of convenience stores, and the manu facturing, processing, and distribution businesses currently conducted by the Company will be deemed to qualify as the same or substantially similar lines of business. Not withstanding the foregoing, if the Company enters into a written agreement within the Disposition Period pursuant to which the Company commits to reinvest such Net Available Cash Proceeds in Fixed Assets in the same or substantially similar line of business as the assets that were the subject of such Asset Disposition, the Company shall be permitted to reinvest such Net Available Cash Proceeds within 90 days from the date of termination of the Disposition Period in accordance with such written agreement. Subject to the provisions of the last sentence of this Section 5.16, any Net Available Cash Proceeds from any such Asset Disposition that are not applied or invested as provided in the pre ceding three sentences shall constitute and be referred to herein as "Excess Proceeds." When (x) any Excess Proceeds arise from the sale,
           ---------------          -
issuance or other disposition of Cap ital Stock of a Subsidiary or the Non-Recourse Subsidiary (except to a Wholly Owned Subsidiary which is a Guarantor) or the sale or other disposition of all or substantially all of the assets of a Subsidiary or the Non-Recourse Subsidiary in one transaction or a series of related transactions (except to a Wholly Owned Subsidiary which is a Guarantor) or (y) the aggregate amount of Excess Proceeds from all Asset Dispositions
    -
(other than those referred to in clause (x) of this sentence) exceeds $5.0 million, the Company shall make a Disposition Offer (as defined in Section 4.9 hereof) to purchase Securities pursuant to and subject to the conditions of
Section 4.9 hereof.  Notwithstanding the foregoing, (i) an aggregate of $1.0
                                                     -
million of Net Available Cash Proceeds received by the Company and/or the Sub sidiaries in any fiscal year from Asset Dispositions, not involving the sale, issuance or other disposition of Capital Stock of a Subsidiary or the Non-Recourse Subsidiary or the sale or other disposition of all or substantially all of the assets of a Subsidiary or the Non-Recourse Subsidiary, shall not be subject to this Section 5.16, and (ii) the Company may
                                                            --
not, and may not permit any Subsidiary to, directly or indirectly, make any Asset Disposition of any of the Capital Stock of a Subsidiary or the Non-Recourse Subsidiary except pursuant to an Asset Disposition of all of the Capital Stock of such Subsidiary or the Non-Recourse Subsidiary.

          SECTION 5.17.  Payment of Taxes and Other Claims. The Company shall
                         ---------------------------------
pay or discharge or cause to be paid or discharged, before any penalty accrues thereon, (i) all material taxes, assessments and governmental charges levied or
          -
imposed upon the Company, any Subsidiary or the Non-Recourse Subsidiary upon the income, profits or property of the Company, any Subsidiary or the Non-Recourse Subsidiary and (ii) all material lawful claims for labor, materials and supplies
                --
which, if unpaid, would by law become a Lien upon the property of the Company or any Subsidiary, provided that none of the Company, any Subsidiary or the Non-Recourse Subsidiary shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claims the amount, applicability or validity of which is being contested in good faith by appropriate proceedings and for which adequate provision has been made or where the failure to effect such payment or discharge is not adverse in any material respect to the Holders.

          SECTION 5.18.  Corporate Existence.  Subject to Article 6 hereof, the
                         -------------------
Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate, part nership or other existence of any Subsidiary or the Non-Recourse Subsidiary in accordance with the respective or ganizational documents of such Subsidiary or the Non-Re course Subsidiary and the rights (charter and statutory), licenses and franchises of the Company and each Subsidiary and the Non-Recourse Subsidiary, provided, however, that the Company shall not be required to
            --------  -------
preserve any such right, license or franchise, or the corporate, partnership or other existence of any Subsidiary or the Non-Recourse Subsidiary, if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders.

          SECTION 5.19.  Maintenance of Properties and Insurance.  (a)  The
                         ---------------------------------------
Company shall cause all material prop erties owned by or leased to it or any Subsidiary or the Non-Recourse Subsidiary and used or useful in the conduct of its business or the business of such Subsidiary to be main tained and kept in normal condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, re placements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, how ever,
                                                           --------  --------
that nothing in this Section 5.19 shall prevent the Company, any Subsidiary or the Non-Recourse Subsidiary from discontinuing the maintenance of any such properties, if such discontinuance is desirable in the conduct of its business or the business of such Subsidiary or the Non-Recourse Subsidiary.

          (b) The Company shall provide or cause to be provided, for itself any Subsidiaries and the Non-Recourse Subsidiary, insurance (including appropriate self-insurance) against loss or damage of the kinds customarily insured against by corporations similarly situated and owning like properties, including but not limited to, public liability insurance, with reputable insurers in such amounts with such deductibles and by such methods as shall be customary for corporations similarly situated in the industry.

          (c) The Company shall, and shall cause each Subsidiary and the Non-Recourse Subsidiary to, keep true books of records and accounts in which full and correct entries will be made of all its business transactions, in accordance with sound business practices, and reflect in its financial statements adequate accruals and appropriations to reserves, all in accordance with GAAP.

          (d) The Company, shall and shall cause each Subsidiary and the Non-Recourse Subsidiary to, comply with all statutes, laws, ordinances, or government rules and regulations to which it is subject, non-compliance with which would materially adversely affect the prospects, earnings, properties, assets or condition, financial or otherwise, of the Company and the Subsidiaries, taken as a whole.

          SECTION 5.20.  Conflicting Agreements.  The Com pany will not, and
                         ----------------------
will not permit any Subsidiary or the Non-Recourse Subsidiary to, enter into any agreement (other than the Credit Agreement as in effect on the date hereof) or instrument that by its terms expressly prohibits the Company from repurchasing the Securities in accordance with Sections 4.8 or 4.9 hereof or otherwise in accordance with the terms of the Securities.

          SECTION 5.21.  Investment Company Act.  The Com pany shall not become
                         ----------------------
an investment company subject to registration under the Investment Company Act of 1940, as amended.

          SECTION 5.22.  Payments for Consents.  Neither the Company nor any
                         ---------------------
Subsidiary shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder of any Securities for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Securities unless such consideration is offered to be paid or agreed to be paid to all Holders of the Securities which so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.

          SECTION 5.23.  Covenant to Comply with Securities Laws Upon Purchase
                         -----------------------------------------------------
of Securities.  In connection with any offer to purchase or purchase of
-------------
Securities under Sections 4.2, 4.8 and 4.9 hereof, the Company shall (i)
                                                                      -
comply with Rule 14e-1 under the Exchange Act, and any other ap plicable rules thereunder, and (ii) otherwise comply with all federal and state securities laws
                 --
so as to permit the rights and obligations under Sections 4.2, 4.8 and 4.9 hereof to be exercised in the time and in the manner speci fied in Sections 4.2, 4.8 and 4.9 hereof.

          SECTION 5.24.  Covenant on Issuance of Class B Common Stock of the
                         ---------------------------------------------------
Company.  The Company agrees that it will not issue any shares of its Class B
-------
Common Stock, par value $.01 per share, unless it issues an equal number of shares of its Class A Common Stock, par value $.01 per share.

                                  ARTICLE VI
                             SUCCESSOR CORPORATION

          SECTION 6.1.  When the Company or any Guarantor May Merge, Etc.
                        ------------------------------------------------
Subject to the provisions set forth in Section 12.3 hereof, neither the Company nor any Guarantor may consolidate with or merge with or into, or sell, convey, transfer or lease all or substantially all of its assets

(either in one transaction or a series of transactions) to, any Person unless:

          (1) the Person formed by or surviving such consolidation or merger (if other than the Company or such Guarantor, as the case may be) or to which such sale, conveyance, transfer or lease shall have been made (the "Successor
                                                                    ---------
Person") is organized and existing under the laws of the United States of
------
America or any State thereof or the District of Columbia and such entity expressly assumes by a supplemental indenture, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company or such Guarantor, as the case may be, under the Securities or the Guarantees, as the case may be, and the Indenture;

          (2) immediately prior to and after giving effect to such transaction (and treating any Indebtedness which becomes an obligation of the Successor Person or any Subsidiary (including any Guarantor) as a result of such transaction as having been incurred by such Person or such Subsidiary (including any Guarantor) at the time of such transaction), no Default or Event of Default shall have occurred and be continuing;

          (3) except with respect to consolidations, mergers, sales, conveyances, transfers and leases between Guarantors, immediately after giving effect to such trans action, on a pro forma basis, the Successor Person would be able to incur an additional $1.00 of Indebtedness (other than Permitted Indebtedness) in accordance with Section 5.6 hereof;

          (4) if the Company is a party to such consolidation, merger, sale, conveyance, transfer and lease, immediately after giving effect to such transaction, on a pro forma basis, the Successor Person has Consolidated Net Worth in an amount which is not less than the Consolidated Net Worth of the Company immediately prior to such transaction;

          (5) if such Guarantor is a party to such consolidation, merger, sale, conveyance, transfer or lease, immediately after giving effect to such transaction, on a pro forma basis, the Company has Consolidated Net Worth in an amount which is not less than its Consolidated Net Worth immediately prior to such transaction; and

          (6) the Company, or such Guarantor, as the case may be, delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, conveyance, transfer or lease and such sup plemental indenture comply with this Indenture.

          The Successor Person will be the successor Com pany, or a successor Guarantor, as the case may be, but in the case of a sale, conveyance, transfer or lease of all or substantially all of the assets of the Company or Guarantor

(i) the predecessor Company will not be released from its obligation to pay the
--
principal of, premium, if any, and interest on the Securities, and (ii) the
                                                                    --
predecessor Guarantor will not be released from its obligation under its Guarantee.

                                  ARTICLE VII
                             DEFAULTS AND REMEDIES

          SECTION 7.1.  Events of Default.  An "Event of Default" occurs if one
                        -----------------       ----------------
of the following shall have occurred and be continuing:

          (1)  The Company defaults in the payment, when due and payable, of (i)
                                                                              -
interest on any Security and the default continues for a period of 30 days, or

(ii) the principal of, or premium, if any, on any Securities when the same
---
becomes due and payable at maturity, acceleration, on any Redemption Date, on any Change in Control Purchase Date, on any Disposition Offer Purchase Date or otherwise;

          (2) The Company or any Subsidiary fails to comply with Sections 5.16 or 6.1 hereof;

          (3)  The Company fails to comply with Section 5.15 hereof;

          (4) The Company defaults in the performance of or fails to comply with any of its covenants or agreements in the Securities or this Indenture (other than those referred to in clause (1),(2) or (3) above) and such failure continues for 30 days after receipt by the Company of a Notice of Default;

          (5) The Company, any Subsidiary (including any Guarantor) or the Non-Recourse Subsidiary fails to pay the principal of any Indebtedness with a principal amount then outstanding in excess of $500,000, individually or in the aggregate, when the same becomes due and payable at its

Stated Maturity and such failure shall continue after any applicable grace period specified in the mortgage, indenture, instrument or other agreement relating to such Indebtedness; or a default on any such Indebtedness which results in such Indebtedness becoming due and payable prior to its Stated Maturity;

          (6) The Company, any Subsidiary (including any Guarantor) or the Non-Recourse Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

               (A)  commences a voluntary case or proceeding;

               (B) consents to the entry of an order for relief against it in an involuntary case or proceeding;

               (C) consents to the appointment of a Custodian of it or for all or substantially all of its property;

               (D)  makes a general assignment for the benefit of its creditors;
                    or

               (E) admits in writing its inability to pay its debts generally as they become due;

          (7) A court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (A) is for relief against the Company, any Subsidiary (including any Guarantor) or the Non-Recourse Subsidiary in an involuntary case or proceeding;

               (B) appoints a Custodian of the Company, any Subsidiary (including any Guarantor) or the Non-Recourse Subsidiary for all or substantially all of its properties;

               (C) orders the liquidation of the Company, any Subsidiary (including any Guarantor) or the Non-Recourse Subsidiary;

               (D) and in each case the order or decree remains unstayed and in effect for 60 days; or

          (8) Any judgment or decree for the payment of money in excess of $1,500,000 (to the extent not covered by insurance) is rendered against the Company, a Subsidiary (including any Guarantor) or the Non-Recourse Subsidiary and is not discharged and either (A) an enforcement proceeding has been
                                  -
commenced by a creditor upon such judgment or decree or (B) there is a period of
                                                         -
45 days following such judgment or decree during which such judgment or decree is not discharged, waived or the execution thereof stayed; or

          (9) Any of the Guarantees shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect, or any Guarantor, or any person acting by or on behalf of any Guarantor, shall deny or disaffirm its obligations under its Guarantee.

          The foregoing will constitute Events of Default whatever the reason for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

          The term "Bankruptcy Law" means Title 11, United States Code, or any
                    --------------
similar Federal or state law for the relief of debtors.  "Custodian" means any
                                                          ---------
receiver, trustee, assignee, liquidator, sequestrator, custodian or similar official under any Bankruptcy Law.

          A Default under clause (4) above is not an Event of Default until the Trustee notifies the Company or the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding notify the Company and the Trustee, of the Default and the Company does not cure such Default within the time specified in clause (4) above after receipt of such notice. Any such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default."
                  -----------------

          SECTION 7.2.  Acceleration.  If any Event of Default, other than an
                        ------------
Event of Default under clauses (6) or (7) occurs and is continuing, the Trustee may, by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the Securities then outstanding may, by notice to the Company and the Trustee (each, an "Acceleration Notice"), and the Trustee shall,
                                   -------------------
upon the request of such Holders, declare the principal of, and accrued but unpaid interest on all of the Securities to be due and payable.

          The Company shall deliver to the Trustee, within 10 days after it obtains knowledge thereof, written notice in the form of an Officers' Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (4), (5), or (8), its status and what action the Company is taking or proposes to take with respect thereto. Upon such a declaration, such principal and interest shall be due and payable immediately.

          If an Event of Default specified in clause (6) or (7) with respect to the Company, any Subsidiary (including any Guarantor) or the Non-Recourse Subsidiary occurs and is continuing, the principal of and interest on all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholders. The Holders of a majority in aggregate principal amount of the Securities by notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of acceleration. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

          SECTION 7.3.  Other Remedies.  If an Event of Default occurs and is
                        --------------
continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of, premium, if any, or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

          The Trustee may maintain a proceeding even if the Trustee does not possess any of the Securities or does not produce any of the Securities in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of, or acquiescence in, the Event of Default. No remedy is exclu sive of any other remedy. All available remedies are cumulative.

          SECTION 7.4.  Waiver of Past Default.  The Holders of a majority in
                        ----------------------
aggregate principal amount of the Securities at the time outstanding (which Holders shall include Holders of at least a majority in aggregate principal amount of the Series A Notes at the time outstanding), by notice to the Trustee (and without notice to any other Securityholder), may waive an existing Default or Event of Default and its consequences except (a) an Event of
                                                                  -
Default described in Section 7.1(1) hereof, or (b) a Default in respect of a provision that under Section 10.2 hereof cannot be amended without the consent of each Securityholder affected. When a Default is waived, it is deemed cured and shall cease to exist, but no such waiver shall extend to any subsequent or other Default or impair any consequent right.

          SECTION 7.5.  Control by Majority.  The Holders of a majority in
                        -------------------
aggregate principal amount of the Securities at the time outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines in good faith is unduly prejudicial to the rights of other Security holders or would involve the Trustee in personal liability. The Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          SECTION 7.6.  Limitation on Suits.  Except as provided in Section 7.7
                        -------------------
hereof, a Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

          (1) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

          (2) the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding make a written request to the Trustee to pursue the remedy;

          (3) such Holder or Holders offer to the Trustee reasonable security or indemnity against any loss, liability or expense satisfactory to the Trustee;

          (4) the Trustee does not comply with the request within 60 days after receipt of the notice, the request and the offer of security or indemnity; and

          (5) the Holders of a majority in aggregate principal amount of the Securities at the time outstanding do not give the Trustee a direction inconsistent with the request during such 60-day period.

          A Securityholder may not use this Indenture to prejudice the rights of any other Securityholder or to obtain a preference or priority over any other Securityholder.

          SECTION 7.7.  Rights of Holders to Receive Payment.  Notwithstanding
                        ------------------------------------
any other provision of this Indenture, the right of any Holder to receive payment of the principal amount, premium, if any, or interest, in respect of the Securities held by such Holder, on or after the respective due dates expressed in the Securities, any Redemption Date, any Change in Control Purchase Date, or any Disposition Offer Purchase Date, or to bring suit for the enforcement of any such payment on or after such respective dates shall not be impaired or affected adversely without the consent of each such Holder.

          SECTION 7.8.  Collection Suit by Trustee.  If an Event of Default
                        --------------------------
described in Section 7.1(1) hereof occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company, each Guarantor or any other obligor on the Securities for the whole amount owing with respect to the Securities and the amounts provided for in
Section 7.7 hereof.

          SECTION 7.9.  Trustee May File Proofs of Claim. In case of the
                        --------------------------------
pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, any Guarantor or other obligor on the Securities, or their respective properties or assets, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise:

          (1) to file and prove one or more claims for all or part of the aggregate amount of the principal amount, premium, if any, and interest on the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding; and

          (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 8.7 hereof.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

          SECTION 7.10.  Priorities.  If the Trustee collects any money pursuant
                         ----------
to this Article 7, it shall pay out the money in the following order:

          FIRST:  to the Trustee for amounts due under Section 8.7 hereof;

          SECOND: to Securityholders for amounts due and unpaid on the Securities for the principal amount, Redemption Price or interest, if any, as the case may be, ratably, without preference or priority of any kind, according to such amounts due and payable on the Securities; and

          THIRD:  the balance, if any, to the Company.

          The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section 7.10.

          SECTION 7.11.  Undertaking for Costs.  In any suit for the enforcement
                         ---------------------
of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant (other than the Trustee) in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 7.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 7.7 hereof or a suit by Holders of more than 10% in aggregate principal amount of the Securities at the time outstanding.

          SECTION 7.12.  Waiver of Stay, Extension or Usury Laws.  The Company
                         ---------------------------------------
and each Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, that would prohibit or forgive the Company or such Guarantor from paying all or any portion of the principal or premium, if any, or interest on the Securities as contemplated herein or affect the covenants or the performance by the Company of its obligations under this Indenture or by such Guarantor of its obligations under its Guarantee; and the Company and each Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                 ARTICLE VIII
                                    TRUSTEE

          SECTION 8.1.  Duties of Trustee.
                        -----------------

          (1) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (2)  Except during the continuance of an Event of Default:

               (A) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others; and

               (B) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificate or opinion which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

          (3) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

               (A)  this paragraph (3) does not limit the effect of paragraph
                    (2) of this Section 8.1;

               (B) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

               (C) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 7.5 hereof.

          (4) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (1), (2), (3) and (5) of this Section 8.1 and
Section 8.2.

          (5) The Trustee may refuse to perform any duty or exercise any right or power or extend or risk its own funds or otherwise incur any financial liability unless it receives security or indemnity satisfactory to it against any loss, liability or expense.

          (6) Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money held by it hereunder.

          SECTION 8.2.  Rights of Trustee.
                        -----------------

          (1) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

          (2) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate and an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate and Opinion of Counsel.

          (3) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

          (4) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

          (5) The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

          (6) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security and indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

          SECTION 8.3.  Individual Rights of Trustee.  The Trustee in its
                        ----------------------------
individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Securities Registrar or co-Securities Registrar may do the same with like rights. However, the Trustee must comply with Sections 8.10 and 8.11 hereof.

          SECTION 8.4.  Trustee's Disclaimer.  The Trustee makes no
                        --------------------
representation as to the validity or adequacy of this Indenture or the Securities, it shall not be account able for the Company's use of the proceeds from the

Securities, and it shall not be responsible for any statement in the registration statement for the Securities under the Securities Act (other than statements contained in the Form T-1 filed with the Commission under the Trust Indenture Act) or in this Indenture or the Securities (other than its certificate of authentication), or the determination as to which beneficial owners are entitled to receive any notices hereunder.

          SECTION 8.5.  Notice of Defaults.  If a Default occurs and is
                        ------------------
continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder as their names and addresses appear on the Security Register notice of the Default within 60 days after it becomes known to the Trustee unless such Default shall have been cured or waived. Except in the case of a Default described in Section 7.1(l) hereof, the Trustee may withhold such notice if and so long as a committee of Trust Officers in good faith determines that the withholding of such notice is in the interests of Securityholders. The second sentence of this Section 8.5 shall be in lieu of the proviso to Section 315(b) of the Trust Indenture Act and said proviso is hereby expressly excluded from this Indenture, as permitted by the Trust Indenture Act.

          SECTION 8.6.  Reports by Trustee to Holders. Within 60 days after each
                        -----------------------------
May 15 beginning with May 15, 1995, the Trustee shall mail to each Securityholder a brief report dated as of such reporting date in accordance with and to the extent required under Section 313 of the Trust Indenture Act.

          A copy of each report at the time of its mailing to Securityholders shall be filed with the Company, the Commission and each stock exchange on which the Securities are listed. The Company agrees to promptly notify the Trustee whenever the Securities become listed on any stock exchange and of any delisting thereof.

          SECTION 8.7.  Compensation and Indemnity.  The Company and the
                        --------------------------
Guarantors, jointly and severally, agree:

          (1) To pay to the Trustee from time to time such compensation as shall be agreed in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) To reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses, disbursements and advances of its agents and counsel), including all reasonable expenses, disbursements and advances incurred or made by the Trustee in connection with any membership on any creditor's committee, except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) To indemnify the Trustee, its officers, directors and shareholders, for, and to hold it harmless against, any and all loss, liability or expense, incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          The Trustee shall have a claim and lien prior to the Securities as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 8.7, except with respect to funds held in trust for the payment of principal of, premium, if any, or interest on particular Securities.

          The Company's payment obligations pursuant to this Section 8.7 are not subject to Article 11 of this Indenture and shall survive the discharge of this Indenture. When the Trustee renders services or incurs expenses after the occurrence of a Default specified in Section 7.1 hereof, the compensation for services and expenses are intended to constitute expenses of administration under any Bankruptcy Law.

          SECTION 8.8.  Replacement of Trustee.  The Trustee may resign by so
                        ----------------------
notifying the Company in writing at least 30 days prior to the date of the proposed resignation; provided, however, no such resignation shall be effective until a successor Trustee has accepted its appointment pursuant to this Section
8.8. The Holders of a majority in aggregate principal amount of the Securities at the time outstanding may remove the Trustee by so notifying the Trustee and the Company in writing. Such removal shall be effective immediately upon the appointment and acceptance of a successor Trustee. The Trustee shall resign if:

          (1)  the Trustee fails to comply with Section 8.10 hereof;

          (2)  the Trustee is adjudged bankrupt or insolvent;

          (3) a receiver of public officer takes charge of the Trustee or its property; or

          (4)  the Trustee otherwise becomes incapable of acting.

          If the Trustee resigns or is removed or if a vacancy exists in the office of the Trustee for any reason, a successor Trustee may be appointed by filing with the Company an instrument in writing, executed by the holders of not less than a majority in principal amount of Securities then outstanding. Copies of such instrument shall be promptly delivered to the predecessor Trustee and to the Trustee so appointed.

          Until a successor Trustee shall be appointed by the Securityholders as above provided, the Company may appoint a successor Trustee. Any new Trustee so appointed by the Company shall immediately and without further act be superseded by any Trustee appointed by the Securityholders in the manner above provided.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. Subject to payment of all amounts owing to the Trustee under Section 8.7 hereof and subject further to its lien under Section 8.7, the retiring Trustee shall promptly transfer all property and records held by it as Trustee to the successor Trustee.

          If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in aggregate principal amount of the Securities at the time outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          If the Trustee fails to comply with Section 8.10 hereof, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          SECTION 8.9.  Successor Trustee by Merger.  If the Trustee
                        ---------------------------
consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets (including this Trusteeship) to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

          SECTION 8.10.  Eligibility; Disqualification. This Indenture will
                         -----------------------------
always have a Trustee who satisfies the requirements of Trust Indenture Act
(S)(S) 310(a)(1) and 310(a)(2).  The Trustee is subject to Trust Indenture Act
(S) 310(b). If at any time the Trustee ceases to be eligible in accordance with the provisions of this Section 8.10, it will resign immediately in the manner and with the effect specified in Section 8.8 hereof.

          SECTION 8.11.  Preferential Collection of Claims Against the Company.
                         -----------------------------------------------------
The Trustee is subject to Trust Indenture Act (S) 311(a), excluding any creditor relationship listed in Trust Indenture Act (S) 311(b). A Trustee who has resigned or been removed will be subject to Trust Indenture Act (S) 311(a) to the extent indicated therein.

          SECTION 8.12.  Trustee May Deal in Securities. The Trustee may in good
                         ------------------------------
faith buy, sell, own, hold and deal in any of the Securities issued hereunder and secured by this Indenture, and may join in any action which any Securityholder may be entitled to take with like effect as if the Trustee were not a party to this Indenture. The Trustee, either as principal or agent, may also engage in or be interested in any financial or other transaction with the Company, and may act as depository, trustee or agent for any Securityholder as freely as if it were not Trustee hereunder. Any cash held hereunder by the Trustee, absent an investment direction from holders of not less than a majority in principal amount of Securities, shall be deposited to a non-interest bearing demand deposit account in the Trustee's commercial department.

                                  ARTICLE IX
                   SATISFACTION AND DISCHARGE OF INDENTURE;
                      DEFEASANCE OF CERTAIN OBLIGATIONS;
                               UNCLAIMED MONEYS

          SECTION 9.1.  Satisfaction and Discharge of Indenture. (a)  If at any
                        ---------------------------------------
time (i) the Company shall have paid or caused to be paid the principal of and
      -
interest on all the Securities outstanding hereunder, as and when the same shall have become due and payable, or (ii) the Company shall have delivered to the
                                 --
Trustee for cancellation all Securities theretofore authenticated (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.10 hereof) or (iii) (A) all
                                                                   ---   -
such Securities not theretofore delivered to the Trustee for cancellation shall have become due and payable or are by their terms to become due and payable within one year or are to be called for redemption under arrangements satisfactory to the Trustee for the giving of notice of redemption, and (B) the
                                                                         -
Company shall have irrevocably deposited or caused to be deposited with the Trustee, as trust funds, (i) the entire amount in cash, (ii) U.S. Government
                          -                              --
Obligations maturing as to principal and interest at such times and in such amounts as will insure the availability of cash or (iii) a combination thereof
                                                    ---
sufficient to pay at maturity or upon redemption, in the opinion of a nationally-recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, all such Securities not theretofore delivered to the Trustee for cancellation, including principal and interest due or to become due to such date of maturity, as the case may be, and if, in any such case, the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except as to (1) rights of registration of transfer and exchange
                              -
of Securities, (2) replacement of apparently mutilated, defaced, destroyed, lost
                -
or stolen Securities, (3) rights of Holders to receive payments of principal
                       -
thereof and interest thereon, (4) rights of the Holders as beneficiaries hereof
                               -
with respect to the property so deposited with the Trustee payable to all or any of them, (5) the obligation of the Company to maintain an office or agency for
          -
payments on and registration of transfer of the Securities and (6) the rights,
                                                                -
obligations and immunities of the Trustee hereunder), and the Trustee, on demand of the Company shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture, if:

               (A) such deposit will not result in a breach or violation of, or constitute a default under, any agreement or instrument to which the Company is a party or by which it is bound; and

               (B) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the defeasance contemplated by this provision have been complied with.

          The Company agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Securities.

          (b) The Company shall be deemed to have paid and discharged the entire indebtedness on all Securities outstanding on the 91st day after the date of the deposit referred to in subparagraph (A) below, and the provisions of this Indenture with respect to the Securities shall no longer be in effect (except as to (1) rights of registration of transfer, substitution and exchange of
    -
Securities, (2) replacement of apparently mutilated, defaced, destroyed, lost or
             -
stolen Securities, (3) rights of Holders to receive payments of principal
                    -
thereof and interest thereon, (4) rights of the Holders as beneficiaries hereof
                               -
with respect to the property so deposited with the Trustee payable to all or any of them, (5) the obligation of the Company to maintain an office or agency for
          -
payments on and registration of transfer of the Securities and (6) the rights,
                                                                -
obligations and immunities of the Trustee hereunder) rights, obligations, duties and immunities of the Trustee hereunder and the Trustee, at the expense of the Company, shall at the Company's request, execute proper instruments acknowledging the same, if:

               (A) with reference to this provision, the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders (i) cash in an amount, or (ii) U.S.
                                            -                         --
                    Government Obligations, maturing as to principal and interest at such times and in such amounts as will insure the availability of cash or (iii) a combination thereof,
                                             ---
                    sufficient, in the opinion of a nation recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay the principal of (and premium if any) and interest on all Securities outstanding on each date that such principal or interest is due and payable, together with all other amounts payable by the Company hereunder;

               (B) no Default or Event of Default with respect to the Securities has occurred and is continuing on the date of such deposit or occurs as a result of such deposit or at any time during the period ending on the 91st day after the date of such deposit;

               (C) such deposit will not result in a breach or violation of, or constitute a default under, any agreement or instrument to which the Company or such Guarantor, as the case may be, is a party or by which it is bound;

               (D) the Company or such Guarantor, as the case may be, has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the defeasance contemplated by this provision have been complied with; and

               (E) the Company or such Guarantor, as the case may be, has delivered to the Trustee (i) either a private Internal
                                              -
                    Revenue Service ruling or an Opinion of Counsel based on a ruling of the Internal Revenue Service or other change in Federal income tax law to the effect that the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to federal income tax on the same amount and in the manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred, and (ii) an Opinion of Counsel
                                                     --
                    to the effect that (A) the deposit shall not result in the
                                        -
                    Company, the Trustee or the trust being deemed to be an "investment company" under the Investment Company Act of 1940, as amended, and (B) such deposit-creates a valid trust
                                           -
                    in which the Holders of the Securities who are not "insiders" for purposes of any Bankruptcy Law have the sole beneficial ownership interest or that the Holders of the Securities have a nonavoidable first priority security interest in such trust. Notwithstanding the foregoing, the Company's obligations to pay principal, premium, if any, and interest on the Securities, and the Guarantors' obligations under the Guarantees and this Indenture, shall continue until the Internal Revenue Service ruling or Opinion of Counsel referred to in clause (i) above is provided with regard to and without reliance upon such obligations continuing to be obligations of the Company and the Guarantors, respectively.

          (c) The Company shall be released from its obligations under Sections 4.8, 4.9, 5.6 through 5.14, 5.16 and 6.1 hereof with respect to the Securities outstanding on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that, with respect to the Securities outstanding, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set froth in such Section, whether directly or indirectly by reason of any reference elsewhere herein to such Sections or by reason of any reference in such Sections to any other provision herein or in any other document, and such omission to comply shall not constitute an Event of Default under Section 7.1, but the remainder of this Indenture and the Securities shall be unaffected thereby. The following shall be the conditions to application of this subsection (c) of this Section 9.1:

                    (A) The Company has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purposes of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders (i) cash in an amount, or (ii) U.S. Government Obligations maturing as to principal and interest at such times and in such amounts as will insure the availability of cash or
                         (iii) a combination thereof, sufficient, in the opinion of a nationally-recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay the principal of (and premium, if any) and interest on all Securities outstanding on each date that such principal or interest is due and payable, together with all other amounts payable by the Company hereunder;

                    (B) No Default or Event of Default shall have occurred and be continuing on the date of such deposit;

                    (C) Such covenant defeasance shall not cause the Trustee to have conflicting interest as defined in Section 310 of the Trust Indenture Act of 1939 with respect to any securities of the Company;

                    (D) Such covenant defeasance shall not result in a breach or violation of, or constitute a Default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

                    (E) The Company shall have delivered to the Trustee an Officer's Certificate and Opinion of Counsel to the effect that the Holders will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same time as would have been the case if such covenant defeasance had not occurred; and

                    (F) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the covenant defeasance contemplated by this provision have been complied with.

          SECTION 9.2.  Application by Trustee of Funds Deposited for Payment of
                        --------------------------------------------------------
Securities.  Subject to Section 9.4 hereof, and to the subordination provision
----------
of this Indenture, all moneys deposited with the Trustee pursuant to Section 9.1 hereof shall be held in trust and applied by it to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), to the Holders of the particular Securities for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such money need not be segregated from other funds except to the extent required by law.

          SECTION 9.3.  Return of Moneys Held by Paying Agent.  In connection
                        -------------------------------------
with the satisfaction and discharge of this Indenture, all moneys then held by any Paying Agent under the provisions of this Indenture shall, upon demand of the Company, be repaid to it or paid to the Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

          SECTION 9.4.  Return of Moneys Held by Trustee and Paying Agent
                        -------------------------------------------------
Unclaimed for Three Years.  Any moneys deposited with or paid to the Trustee or
-------------------------
any Paying Agent for the payment of the principal, premium, if any, or interest on any Security and not applied but remaining unclaimed for three years after the date upon which such principal, premium, if any, or interest shall have become due and payable shall, upon the written request of the Company and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Company by the Trustee or such Paying Agent, and the Holder of such Security shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Company for any payment which such Holder may be entitled to collect, and all liability of the Trustee or any Paying Agent with respect to such moneys shall thereupon cease.


                                   ARTICLE X
                                  AMENDMENTS

          SECTION 10.1.  Without Consent of Holders.  From time to time, when
                         --------------------------
authorized by a resolution of their respective Boards of Directors, the Company and the Guarantors, and the Trustee, without notice to or the consent of the holders of the Securities issued hereunder, may amend or supplement this Indenture as follows:

          (1)  to cure any ambiguity, omission, defect or inconsistency; or

          (2)  to comply with Article 6 hereof; or

          (3) to provide for uncertificated Securities in addition to or in place of certificated Securities (so long as such uncertificated Securities are issued in registered form for purposes of Section 163(f) of the Internal Revenue Code of 1986, as amended, or in manner such that the uncertificated Securities are described in Section 163(f)(2)(B) of the Code); or

          (4) to make any other change that does not adversely affect the rights of any Securityholder; or

          (5) to comply with any requirement of the Commission in connection with the qualification of this Indenture under the Trust Indenture Act; or

          (6) to add additional Guarantees of the Securities or to release a Guarantor in accordance with the terms of this Indenture; or

          (7)  to add security for the securities; or

          (8) to add to the covenants of the Company for the benefit of the Holders; or

          (9)  to surrender any right or power conferred upon the Company.

          SECTION 10.2.  With Consent of Holders.  With the written consent of
                         -----------------------
the Holders of at least a majority in aggregate principal amount of the Securities at the time outstanding and the Holders of at least a majority in aggregate principal amount of the Series A Notes at the time outstanding, the Company, the Guarantors, and the Trustee may amend this Indenture or the Securities or may waive future compliance by the Company with any provisions of this Indenture or the Securities. However, without the consent of Holders representing 100% in principal amount of the Series A Notes outstanding, a waiver or an amendment to this Indenture or the Series A Notes may not:

          (1) reduce the percentage of principal amount of the Securities whose Holders must consent to an amendment or waiver; or

          (2) make any change to the Stated Maturity of the principal of, premium, if any, or any interest on the Series A Notes or any Redemption Price thereof or impair the right to institute suit for the enforcement of any such payment or make any Series A Notes payable in currency or securities other than that stated in the Series A Notes; or

          (3) make any change in Article 11 hereof that adversely affects the rights of any Holder of Series A Notes or any change to any other Section hereof that adversely affects the rights, under Article 11 hereof, of any Holder of Series A Notes; or

          (4) waive a default in the payment of the principal of, premium, if any, or interest on, any Series A Notes; or

          (5) make any change in the provisions of Sections 5.15, 7.4 or 7.7 hereof; or

          (6) make any change to Article 12 hereof that adversely affects the rights of any Holder of Series A Notes or any change to any other Section hereof that adversely affects the rights, under Article 12 hereof, of any Holder of Series A Notes.

Further, without the consent of Holders representing 100% in principal amount of the Series B Notes outstanding, a waiver or an amendment to this Indenture or the Series B Notes may not:

          (A) reduce the percentage of principal amount of the Series B Notes whose Holders must consent to an amendment or waiver; or

          (B) make any change to the Stated Maturity of the principal of, premium, if any, or any interest on the Series B Notes or any Redemption Price thereof or impair the right to institute suit for the enforcement of any such payment or make any Series B Note payable in currency or securities other than that stated in the Series B Note; or

          (C) waive a default in the payment of the principal of, premium, if any, or interest on, any Series B Note; or

          (D) make any change in the provisions of Sections 5.15, 7.4 or 7.7 hereof; or

          (E) make any change to Article 12 hereof that adversely affects the rights of any Holder of Securities or any change to any other Section hereof that adversely affects the rights, under Article 12 hereof, of any Holder of Securities.

          Further, without the consent of Holders representing 100% in principal amount of the Securities outstanding, a waiver or an amendment to this Indenture or any of the Securities may not make any change in Article 11 hereof that adversely affects the rights of any Holder of Securities or any change to any other Section hereof that adversely affects the rights, under Article 11 hereof, of any Holder of Securities.

          It shall not be necessary for the consent of the Holders under this
Section 10.2 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

          In the event that certain Holders are willing to defer or waive certain obligations of the Company hereunder with respect to Securities held by them, such deferral or waiver shall not be deemed to affect any other Holder who receives the subject payment or performance in a timely manner.

          After an amendment or waiver under this Section 10.2 becomes effective, the Company shall mail to each Holder a notice briefly describing the amendment or waiver. Any failure of the Company to mail such notices, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment or waiver.

          SECTION 10.3.  Compliance with Trust Indenture Act.  Every
                         -----------------------------------
supplemental indenture executed pursuant to this Article 10 shall comply with the Trust Indenture Act.

          SECTION 10.4.  Revocation and Effect of Consents, Waivers and Actions.
                         ------------------------------------------------------
Until an amendment, waiver or other action by Holders becomes effective, a consent to it or any other action by a Holder of a Security hereunder is a continuing consent by the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same obligation as the consenting Holder's Security, even if notation of the consent, waiver or action is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent, waiver or action as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the consent of the requisite aggregate principal amount of the Securities then outstanding has been obtained and not revoked. After an amendment, waiver or action becomes effective, it shall bind every Securityholder, except as provided in Section
10.2 hereof.

          The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment or waiver. If a record date is fixed, then, notwithstanding the first two sentences of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

          SECTION 10.5.  Notation on or Exchange of Securities.  Securities
                         -------------------------------------
authenticated and made available for delivery after the execution of any supplemental indenture pursuant to this Article 10 may, and shall, if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company, with the notation thereon executed by each Guarantor with respect to its Guarantee thereof, and authenticated and made available for delivery by the Trustee in exchange for outstanding Securities.

          SECTION 10.6.  Trustee to Sign Supplemental Indentures.  The Trustee
                         ---------------------------------------
shall sign any supplemental indenture authorized pursuant to this Article 10 if the supplemental indenture does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing such amendment the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officers' Certificate and Opinion of Counsel stating that such supplemental indenture is authorized or permitted by this Indenture.

          SECTION 10.7.  Effect of Supplemental Indentures. Upon the execution
                         ---------------------------------
of any supplemental indenture under this Article 10, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and made available for delivery hereunder shall be bound thereby.


                                  ARTICLE XI
                                 SUBORDINATION

          SECTION 11.1.  Securities Subordinated to Company Senior Indebtedness.
                         ------------------------------------------------------
Notwithstanding the provisions of Section 7.1 hereof or any other provision herein or in the Securities, the Company covenants and agrees, and the Trustee and each Holder by his acceptance thereof likewise (a) covenants and agrees,
                                                    -
that all payments of the principal, premium, if any, of and interest on the Securities by the Company shall be subordinated in accordance with the provisions of this Article 11 to the prior payment in full, in cash or cash equivalents, of all amounts payable on, under or in connection with Company Senior Indebtedness and (b) acknowledges that holders of Company Senior
                         -
Indebtedness are or shall be relying on the provisions of this Article 11.

           SECTION 11.2.  Priority and Payment Over of Proceeds in Certain
                          ------------------------------------------------
Events.
------

          (a) Upon any payment or distribution of assets or securities of the Company, as the case may be, of any kind or character, whether in cash, property or securities, in any dissolution, winding up, total or partial liquidation or reorganization of the Company, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other proceedings, all amounts payable on, under or in connection with Company Senior Indebtedness (including any interest accruing on such Company Senior Indebtedness subsequent to the commencement of a bankruptcy, insolvency or similar proceeding) shall first be paid in full in cash, or payment provided for in cash or cash equivalents, before the Holders or the Trustee on behalf of the Holders shall be entitled to receive from the Company any payment of principal of or interest on or any other amounts in respect of the Securities or distribution of any assets or securities. Before any payment may be made by the Company of the principal of or interest on the Securities and upon any such dissolution or winding up or liquidation or reorganization, any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities to which the Holders or the Trustee on their behalf would be entitled except for the provisions of this
Article 11, shall be made by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution first to the holders of all Company Senior Indebtedness or their representatives to the extent necessary to pay all Company Senior Indebtedness in full after giving effect to any concurrent payment or distribution to the holders of Company Senior Indebtedness.

          (b) (i) No direct or indirect payment by or on behalf of the Company
               -
of principal of or interest on the Securities whether pursuant to the terms of the Securities or upon acceleration or otherwise shall be made if, at the time of such payment there exists a default in the payment of all or any portion of any Company Senior Indebtedness (and the Trustee has received written notice thereof from the Company, one or more holders of Company Senior Indebtedness or from any trustee, representative or agent therefor), and such default shall not have been cured or waived or the benefits of this sentence waived by or on behalf of the holders of such Company Senior Indebtedness; and (ii) during the
                                                                --
continuance of a default (other than a default of the nature described in clause
(i) of this subsection (b)) pursuant to which the maturity of Company Senior Indebtedness under the New Credit Agreement ("Significant Company Senior
                                              --------------------------
Indebtedness") may be accelerated, upon the earlier to occur of (A) receipt by
------------                                                     -
the Trustee of written notice from the trustee or representative for the holders of any Significant Company Senior Indebtedness (or the holders of at least a majority in principal amount of the Significant Company Senior Indebtedness then outstanding) or (B) if such nonpayment event of default results from the
                 -
acceleration of the

Securities, the date of such acceleration, no such payment may be made by the Company upon or in respect of the Securities for a period ("Payment Blockage
                                                            ----------------
Period") commencing on the earlier of the date of receipt of such notice or the
------
date of such acceleration and ending 179 days thereafter unless such Payment Blockage Period shall be earlier terminated by written notice to the Trustee from any trustee, representative or agent for the holders of the Significant Company Senior Indebtedness (or the holders of at least a majority in principal amount of the Significant Company Senior Indebtedness then outstanding). Not more than one Payment Blockage Period with respect to the Securities may be commenced during any period of 360 consecutive days. For all purposes of this
Section 10.2(b) and subject to the foregoing, no event of default that existed or was continuing on the date of the commencement of any Payment Blockage Period with respect to the Significant Company Senior Indebtedness initiating such Payment Blockage Period shall be, or be made, the basis for the commencement of a second Payment Blockage Period by the representative for or the holders of such Significant Company Senior Indebtedness whether or not within a period of 360 consecutive days.

          (c) In the event that, notwithstanding the foregoing provision prohibiting such payment or distribution, the Trustee or any Holder shall have received any payment on account of the principal of or interest on the Securities (other than as permitted by subsections (a) and (b) of this Section 11.2) at a time when such payment is prohibited by this Section 11.2 and before all amounts payable on, under or in connection with Company Senior Indebtedness is paid in full in cash or cash equivalents, then and in such event (subject to the provisions of Section 11.8) such payment or distribution shall be received and held in trust for the holders of Company Senior Indebtedness and shall be paid over or delivered first to the holders of the Significant Company Senior Indebtedness remaining unpaid to the extent necessary to pay in full in cash or cash equivalents such Significant Company Senior Indebtedness and second to the holders of all other Company Senior Indebtedness to the extent necessary to pay in full such other Company Senior Indebtedness both in accordance with their respective terms after giving effect to any concurrent payment or distribution to such holders.

          Nothing contained in this Article 11 shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to Section 7.2 hereof or to pursue any rights or remedies hereunder against the Company; provided that all Company Senior Indebtedness shall first
                     --------
be paid in accordance with this Article 11 before the Holders or the Trustee are entitled to receive any payment from the Company of principal of or interest on the Securities.

          Upon any payment or distribution of assets or securities referred to in this Article 11, the Trustee and the Holders shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, and upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making any such payment or distribution, delivered to the Trustee for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of Company Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 11.

          SECTION 11.3.  Payments to Be Made Prior to Dissolution.  Nothing
                         ----------------------------------------
contained in this Article 11 or elsewhere in this Indenture shall prevent (i)
                                                                           -
the Company, except under the conditions described in Section 11.2 hereof, from making payments at any time for the purpose of making such payments of principal of and interest on the Securities or from depositing with the Trustee any monies for such payments, or (ii) the application by the Trustee of any monies
                       --
deposited with it for the purpose of making such payments of principal of and interest on the Securities, to the Holders entitled thereto, unless at least one day prior to the date upon which such payment would otherwise (except for the prohibitions contained in Section 11.2 hereof) become due and payable, the Trustee shall have received the written notice provided for in Section 11.2(b)(ii). The Company shall give prompt notice to the Trustee of any dissolution, winding up, liquidation or reorganization of the Company and, for purposes of Section 11.2(b) hereof, acceleration of the Securities is deemed to be sufficient notice to the Trustee for all purposes of this Article 11.

          SECTION 11.4.  Rights of Holders of Company Senior Indebtedness Not to
                         -------------------------------------------------------
Be Impaired.  No right of any present or future holder of any Company Senior
-----------
Indebtedness to enforce subordination as herein provided shall at any time or in any way be prejudiced or impaired by any act or failure to act in good faith by any such holder, or by any noncompliance by the Company with the terms and provisions and covenants herein regardless of any knowledge thereof any such holder may have or otherwise be charged with.

          The provisions of this Article 11 are intended to be for the benefit of, and shall be enforceable directly by, the holders of Company Senior Indebtedness.

          Notwithstanding anything to the contrary in this Article 11, to the extent the Holders or the Trustee have paid over or delivered to any holder of Company Senior Indebtedness any payment or distribution received on account of the principal of or interest on the Securities to which any other holder of Company Senior Indebtedness shall be entitled to share in accordance with
Section 11.2 hereof, no holder of Company Senior Indebtedness shall have a claim or right against the Holders or the Trustee with respect to any such payment or distribution or as a result of the failure to make payments or distributions to such other holder of Company Senior Indebtedness.

          SECTION 11.5.  Authorization to Trustee to Take Action to Effectuate
                         -----------------------------------------------------
Subordination.  Each Holder by his acceptance thereof authorizes and directs the
-------------
Trustee on his behalf to take such action as may be necessary or appropriate to effectuate, as between the holders of Company Senior Indebtedness and the Holders, the subordination as provided in this Article 11 and appoints the Trustee his attorney-in-fact for any and all such purposes.

          SECTION 11.6.  Subrogation.  Upon the payment in full, in cash or cash
                         -----------
equivalents, of all Company Senior Indebtedness, the Holders shall be subrogated to the rights of the holders of such Company Senior Indebtedness to receive payments or distributions of assets of the Company made on such Company Senior Indebtedness until the Securities shall be paid in full; and for the purposes of such subrogation, no payments or distributions to holders of such Company Senior Indebtedness of any cash, property or securities to which Holders of the Securities would be entitled except for the provisions of this Article 11, and no payment pursuant to the provisions of this Article 11 to holders of such Company Senior Indebtedness by the Holders, shall, as between the Company, its creditors other than holders of such Company Senior Indebtedness and the Holders, be deemed to be a payment by the Company to or on account of such Company Senior Indebtedness, it being understood that the provisions of this
Article 11 are solely for the purpose of defining the relative rights of the holders of such

Company Senior Indebtedness, on the one hand, and the Holders, on the other hand.

          If any payment or distribution to which the Holders would otherwise have been entitled but for the provisions of this Article 11 shall have been applied, pursuant to the provisions of this Article 11, to the payment of all Company Senior Indebtedness, then and in such case, the Holder shall be entitled to receive from the holders of such Company Senior Indebtedness at the time outstanding any payments or distributions received by such holders of Company Senior Indebtedness in excess of the amount sufficient to pay in cash or cash equivalents all such Company Senior Indebtedness due in full.

          SECTION 11.7.  Obligations of Company Uncondi tional.  Nothing
                         -------------------------------------
contained in this Article 11 or elsewhere in this Indenture or in any Security is intended to or shall impair, as between the Company and the Holders, the obligations of the Company, which are absolute and unconditional, to pay to the Holders the principal of and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Company other than the holders of the Company Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon Default under this Indenture, subject to the rights, if any, under this Article 11 of the holders of such Company Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

          The failure to make a payment on account of principal of, premium, if any, or interest on the Securities by reason of any provision of this Article 11 shall not be construed as preventing the occurrence of an Event of Default under
Section 7.1 hereof.

          SECTION 11.8.  Trustee Entitled to Assume Payments Not Prohibited in
                         -----------------------------------------------------
Absence of Notice.  The Trustee or Paying Agent shall not at any time be charged
-----------------
with the knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee or Paying Agent, unless and until the Trustee or Paying Agent shall have received written notice thereof at its notice address set forth in Section 12.1 hereof from the Company or one or more holders of Company Senior Indebtedness or from any trustee or agent therefor or unless the Trustee or Paying Agent otherwise had actual knowledge thereof; and, prior to the receipt of any such written notice or actual knowledge, the Trustee or Paying Agent shall be entitled to assume conclusively that no such facts exist. Unless at least one day prior to the date on which by the terms of this Indenture any monies are to be deposited by the Company with the Trustee or any Paying Agent for any purpose (including, without limitation, the payment of the principal or the interest on any Security), the Trustee or Paying Agent shall, except where no notice is necessary or where notice is deemed given in Sections 11.2 and 11.3 hereof, have received with respect to such monies the notice provided for in the preceding sentence, the Trustee or Paying Agent shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary, which may be received by it on or after such date, except for an acceleration of the Securities prior to such application. The foregoing shall not apply to the Paying Agent if the Company is acting as Paying Agent. Nothing contained in this Section 11.8 shall limit the right of the holders of Company Senior Indebtedness to recover payments as contemplated by Section 11.2 hereof. The Trustee or paying agent shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or itself to be a holder of such Company Senior Indebtedness (or a trustee on behalf of, or other representative of, such holder) to establish that such notice has been given by a holder of such Company Senior Indebtedness or a trustee or representative on behalf of any such holder. The Trustee shall not be deemed to have any duty to the holders of Company Senior Indebtedness.

          SECTION 11.9.  Right of Trustee to Hold Company Senior Indebtedness.
                         ----------------------------------------------------
The Trustee and any Paying Agent shall be entitled to all of the rights set forth in this Article 11 in respect of any Company Senior Indebtedness at any time held by it to the same extent as any other holder of such Company Senior Indebtedness, and nothing in this Indenture shall be construed to deprive the Trustee or any Paying Agent of any of its rights as such holder.


                                  ARTICLE XII
                            GUARANTEE OF SECURITIES

          SECTION 12.1.  Guarantees.  Subject to the provisions of this Article
                         ----------
12, each Guarantor hereby
unconditionally, jointly and severally, guarantees, as a primary obligor and not as a surety, to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee, its successor and assigns (i) the due and punctual
                                                       -
payment of the principal of, premium, if any, and interest (including without limitation, interest that, but for the filing of a petition in bankruptcy with respect to the Company or any Guarantor, would have accrued, whether or not a claim is allowed against such Person for such interest in any such bankruptcy proceeding) on such Security, when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of, and interest on (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S) 362(a)), the Securities, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms of such Security and of this Indenture, and (ii) in the case of any extension of
                                          --
time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, at Stated Maturity, by acceleration or otherwise. In case of the failure of the Company punctually to make any such payment of principal or interest, each Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, and as if such payment were made by the Company.

          Each Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any such Security or this Indenture, any failure to enforce the provisions of any such Security or this Indenture, any waiver, modification or indulgence granted to the Company with respect thereto, by the Holder of such Security or the Trustee, any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Company under this Indenture or any Security by operation of law or otherwise; any modification or amendment of or supplement to this Indenture or any Security or any release, non-perfection or invalidity of any direct or indirect security for any obligation of the Company under this Indenture or any Security; any change in the corporate existence, structure or ownership of the Company, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Company or its assets or any resulting release or discharge of any obligation of the Company contained in this Indenture or any Security; the existence of any claim, set-off or other rights which such Guarantor may have at any time against the Company, the Trustee, any Securityholder or any other Person, whether in connection herewith or any unrelated transactions; provided that nothing herein shall prevent the assertion
                        --------
of any such claim by separate suit or compulsory counterclaim; any invalidity or unenforceability relating to or against the Company for any reason of this Indenture, any Security, or any provision of applicable law or regulation purporting to prohibit the payment by the Company of the principal of or interest on any Security or any other amount payable by the Company under this Indenture; or any other act or omission to act or delay of any kind by the Company, the Trustee, any Securityholder or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of such Guarantor's obligation hereunder. Each Guarantor hereby waives diligence, presentment, filing or claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, the benefit of discussion, protest or notice with respect to any such Security or the Indebtedness evidenced thereby and all demands whatsoever, and covenants that the Guarantees will not be discharged as to any such Security except by payment in full of the principal thereof and interest thereon and as provided in Sections 9.1, 12.3 and 12.4 hereof. Each Guarantor's obligations hereunder shall remain in full force and effect until this Indenture shall have terminated and the principal of and interest on the Securities and all other amounts payable by the Company under this Indenture shall have been paid in full. If at any time any payment of the principal of or interest on any Security or any other amount payable by the Company under this Indenture is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Company or otherwise, such Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time, and this Article 12, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor further agrees that, as between such Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (i) the maturity of the obligations guaranteed
                             -
hereby may be accelerated as provided in Article 6 hereof for the purposes of the Guaranties, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (ii) in the event of any declarations of
                                        --
acceleration of such obligations as provided in Article 7 hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by such Guarantor for the purpose of the Guaranties. In addition, without limiting the foregoing provisions, upon the effectiveness of an acceleration under Article 7, the Trustee shall promptly make a demand for payment on the Securities under each Guaranty provided for in this Article 11 and not discharged. The obligations of each Guarantor hereby shall be joint and several.

          SECTION 12.2.  Agreement to Subordinate.  Each Guarantor agrees, and
                         ------------------------
each Securityholder by accepting a Security agrees, that all payments pursuant to the Guaranties by such Guarantor are subordinated in right of payment to the prior payment in full of all Guarantor Senior Indebtedness, to the same extent and manner that all payments pursuant to the Securities are subordinated in right of payment to the prior payment in full of all Company Senior Indebtedness of the Company. This Section 12.2 is intended to be for the benefit of the holders of Guarantor Senior Indebtedness.

          "Guarantor Senior Indebtedness" means all Indebtedness of the
           -----------------------------
specified Guarantor under:  (i) its guarantee of the Company's obligations under
                             -
the New Credit Agreement and (ii) all additional Indebtedness that is permitted
                              --
to be incurred by such Guarantor under the Indenture that is not by its terms subordinated to or pari passu with the obligations of such Guarantor under this Guarantee (it being understood that Indebtedness permitted to be incurred by such Guarantor under the Indenture that is not by its terms subordinated to or pari passu with the obligations of such Guarantor under its Guarantee shall not in any event constitute Guarantor Senior Indebtedness if such Indebtedness is subordinated by its terms to any other Indebtedness that constitutes Guarantor Senior Indebtedness). Notwithstanding anything to the contrary in the foregoing, Guarantor Senior Indebtedness shall not include (x) liability of such
                                                            -
Guarantor for state, local or other taxes, (y) any Indebtedness between or among
                                            -
such Guarantor, the Company, any other Subsidiary or the Non-Recourse Subsidiary or (z) any Indebtedness of such Guarantor incurred for the purchase of goods or
    -
materials or for services obtained in the ordinary course of business.

          SECTION 12.3.  Release of Guarantor.  In the event of a sale or other
                         --------------------
disposition of all or substantially all
of the assets of any Guarantor, by way of merger, consolidation or otherwise, or all of the Capital Stock of any Guarantor, then such Guarantor (in the event of a sale or other disposition of all of the Capital Stock of such Guarantor) or the corporation acquiring the property (in the event of a sale or other disposition by way of a merger, consolidation or otherwise of all or substantially all of the assets of such Guarantor) shall be released and relieved of its obligations under its Guarantee provided that (i) after giving
                                                               -
effect thereto, no Event of Default shall have occurred and be continuing (ii)
                                                                           --
the Company shall agree in writing to apply, and shall thereafter apply, the Net Cash Proceeds of such sale or other disposition in accordance with Section 5.16 hereof and (iii) such Guarantor has been unconditionally and fully released in
            ---
writing from all obligations under guarantees of Indebtedness of the Company, each Subsidiary and Non-Recourse Subsidiary (including with out limitation Indebtedness under the New Credit Agreement).

          Upon delivery by the Company to the Trustee of an Officers' Certificate and an Opinion of Counsel to the effect that such sale or other disposition was made by the Company in accordance with the provisions of this Indenture, the Trustee shall execute any documents reasonably required in order to evidence the release of the specified Guarantor from its obligations under its Guarantee. Any Guarantor not released from its obligations under its Guarantee shall remain liable for the full amount of principal of and interest on the Securities and for the other obligations of any Guarantor under the Indenture as provided in this Article 12.

          SECTION 12.4.  May Consolidate, etc., on Certain Terms.  Except as set
                         ---------------------------------------
forth in Articles 5 and 6 and Section 12.3 hereof, nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of any Guarantor with or into the Company or shall prevent any sale or conveyance of the property of such Guarantor as an entirety or substantially as an entirety, to the Company. Upon any such consolidation, merger, sale or conveyance, the Guaranty given by such Guarantor shall no longer have any force or effect.

          SECTION 12.5.  Limitation on Guarantee.  Notwith standing the other
                         -----------------------
provisions of this Article 12, each Guarantor and by its acceptance hereof, each beneficiary hereof, hereby confirms that it is its intention that the guarantee by such Guarantor pursuant to its Guarantee, together with each other guarantee by such Guarantor of

Participating Indebtedness, not constitute a fraudulent transfer or conveyance for the purposes of the Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar Federal or state law. To effectuate the foregoing intention, each such Person hereby irrevocably agrees that the obligations of such Guarantor under its Guarantee and each other guarantee by such Guarantor or Participating Indebtedness shall be limited, collectively, to the maximum amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Guarantor that are relevant under such laws, and after giving effect to any rights to contribution of such Guarantor pursuant to any agreement providing for an equitable contribution among such Guarantor and other Affiliates of the Company of payments made by guarantees by such parties, such maximum amount shall result in the obligations of such Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance. Each beneficiary under the Guarantees by the Guarantors, by accepting the benefits hereof, confirms its intention that, in the event of a bankruptcy, reorganization or other similar proceeding of the Company or any Guarantor in which concurrent claims are made upon such Guarantor hereunder and under any other guarantee of Participating Indebtedness, to the extent such claims will not be fully satisfied, each such claimant with a valid claim against the Company shall be entitled to a ratable share of all payments by such Guarantor in respect of such concurrent claims.

"Participating Indebtedness" means any Indebtedness of the Company that (i) is
---------------------------                                              -
permitted to be incurred or to exist hereunder and guaranteed by a Guarantor pursuant to a Guarantee, (ii) is not prohibited by the terms of, or is permitted
                          --
as a result of a consent or waiver under, the New Credit Agreement and all agreements governing any other Participating Indebtedness then outstanding; and
(iii) contains a limitation of liability and confirmation of intention regarding
 ---
ratability of payments on substantially the terms set forth above.

          SECTION 12.6.  Execution and Delivery of Guarantees.  To evidence its
                         ------------------------------------
Guarantee set forth in this Article 12, each Guarantor hereby agrees that a notation of such Guarantee substantially in the form of Exhibit C hereto shall be endorsed on each Security authenticated and delivered by the Trustee on or after the date such Guarantor becomes a Guarantor and that this Indenture shall be executed on behalf of the Guarantor by an Officer of such Guarantor by manual or facsimile signature.

          Each Guarantor hereby agrees that its Guarantee set forth in Section
12.1 shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Guarantee.

          If an Officer whose signature is on this Indenture no longer holds that office at the time the Trustee authenticates the Security on which a Guarantee is endorsed, the Guarantee shall be valid nevertheless.

          The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee set forth in this Indenture on behalf of the Guarantor.

          SECTION 12.7.  Successors.  The Guarantees shall be binding upon each
                         ----------
Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Holders and, in the event of any transfer or assignment of rights by any Holder, the rights and privileges herein conferred upon the party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

          SECTION 12.8.  Waiver of Subrogation.  Each Guarantor hereby
                         ---------------------
irrevocably waives any claim or other rights which it may now or hereafter acquire against the Company or any of its Subsidiaries which is not a Guarantor that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Guarantee and this Indenture, including without limitation, any right of subrogation, reimbursement, exoneration, indemnification, and any right to participate in any claim or remedy of any Holder of Securities against the Company or any of its Subsidiaries which is not a Guarantor, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company or any of its Subsidiaries which is not a Guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Securities shall not have been paid in full, such amount shall have been deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Holders of the Securities, and shall forthwith be paid to the Trustee for the benefit of such Holders to be credited and applied upon the Securities, whether matured or unmatured, in accordance with the terms of this Indenture. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section 12.8 is knowingly made in contemplation of such benefits.

                                 ARTICLE XIII
                                 MISCELLANEOUS

          SECTION 13.1.  Notices.  Any notice or communication shall be in
                         -------
writing and delivered in Person or mailed by first-class mail, postage prepaid, or recognized overnight delivery service, addressed as follows:

          if to the Company or any Guarantor:

               Dairy Mart Convenience Stores, Inc.
               One Vision Drive
               Enfield, Connecticut 06082

               Attention: Gregory G. Landry
                          Executive Vice President and Chief
                          Financial Officer

          if to the Trustee:

               First Bank National Association
               First Trust Center
               180 East Fifth Street
               St. Paul, Minnesota 55101
               Attention: Corporate Trust Division

          The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices of communications. The Company shall notify the holder, if any, of Significant Company Senior Indebtedness of any such additional or different addresses of which the Company receives notice from the trustee.

          Any notice or communication given to a Securityholder shall be mailed to the Securityholder at the Securityholder's address as it appears on the registration books of the Securities Registrar and shall be sufficiently given if mailed within the time prescribed.

          Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not received by the addressee.

          If the Company mails a notice or communication to the Securityholders, it shall mail a copy to the Trustee and each Securities Registrar, Paying Agent or co-Securities Registrar.

          SECTION 13.2.  Communication by Holders with Other Holders.
                         -------------------------------------------
Securityholders may communicate pursuant to Trust Indenture Act Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Securities Registrar, the Paying Agent and anyone else shall have the protection of Trust Indenture Act Section 312(c).

          SECTION 13.3.  Rules by Trustee, Paying Agent and Securities
                         ---------------------------------------------
Registrar. The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Securities Registrar and Paying Agent may make reasonable rules for their functions.

          SECTION 13.4.  Multiple of Originals.  The parties may sign any number
                         ---------------------
of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

                                  SIGNATURES


     IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this Indenture on behalf of the respective parties hereto as of the date first above written.

                                   DAIRY MART CONVENIENCE STORES, INC.


                                   By: /s/ Gregory Wozniak
                                      -------------------------------
                                      Name:   Gregory Wozniak
                                      Title:  Vice President-General
                                                Counsel



                                   GUARANTORS:

                                   DAIRY MART EAST, INC



                                   By: /s/ Gregory Wozniak
                                      -------------------------------
                                      Name:   Gregory Wozniak
                                      Title:  Vice President



                                   DAIRY MART FARMS, INC.


                                   By: /s/ Gregory Wozniak
                                      -------------------------------
                                      Name:   Gregory Wozniak
                                      Title:  Vice President



                                   DAIRY MART, INC.


                                   By: /s/ Gregory Wozniak
                                      -------------------------------
                                      Name:   Gregory Wozniak
                                      Title:  Vice President

                                   CONNA CORPORATION


                                   By: /s/ Gregory Wozniak
                                      -------------------------------
                                      Name:   Gregory Wozniak
                                      Title:  Vice President



                                   THE LAWSON COMPANY


                                   By: /s/ Gregory Wozniak
                                      -------------------------------
                                      Name:   Gregory Wozniak
                                      Title:  Vice President



                                   D.M. INSURANCE LIMITED



                                   By: /s/ Gregory Wozniak
                                      -------------------------------
                                      Name:   Gregory Wozniak
                                      Title:  Vice President



                                   LMC, INC.


                                   By: /s/ Gregory Wozniak
                                      -------------------------------
                                      Name:   Gregory Wozniak
                                      Title:  Vice President



                                   SNG OF SOUTHERN MINNESOTA, INC.


                                   By: /s/ Gregory Wozniak
                                      -------------------------------
                                      Name:   Gregory Wozniak
                                      Title:  Vice President

                                   THE LAWSON MILK COMPANY


                                   By: /s/ Gregory Wozniak
                                      -------------------------------
                                      Name:   Gregory Wozniak
                                      Title:  Vice President



                                   GOLDEN STORES, INC.


                                   By: /s/ Gregory Wozniak
                                      -------------------------------
                                      Name:   Gregory Wozniak
                                      Title:  Vice President



                                   LAKESIDE WHOLESALE, INC.



                                   By: /s/ Gregory Wozniak
                                      -------------------------------
                                      Name:   Gregory Wozniak
                                      Title:  Vice President



                                   QUIK SHOPS, INC.


                                   By: /s/ Gregory Wozniak
                                      -------------------------------
                                      Name:   Gregory Wozniak
                                      Title:  Vice President



                                   OPEN PANTRY PROPERTIES, INC.


                                   By: /s/ Gregory Wozniak
                                      -------------------------------
                                      Name:   Gregory Wozniak
                                      Title:  Vice President

                                   REMOTE SERVICES, INC.


                                   By:/s/ Gregory Wozniak
                                      -------------------------------
                                      Name:   Gregory Wozniak
                                      Title:  Vice President



                                   CONVENIENT INDUSTRIES OF
                                     AMERICA, INC.


                                   By:/s/ Gregory Wozniak
                                      -------------------------------
                                      Name:   Gregory Wozniak
                                      Title:  Vice President


                                   OSCAR EWING, INC.


                                   By:/s/ Gregory Wozniak
                                      -------------------------------
                                      Name:   Gregory Wozniak
                                      Title:  Vice President


                                   CONVENIENT GASOLINE, INC.


                                   By:/s/ Gregory Wozniak
                                      -------------------------------
                                      Name:   Gregory Wozniak
                                      Title:  Vice President


                                   JACKSON COUNTY GROCERY CO., INC.


                                   By:/s/ Gregory Wozniak
                                      -------------------------------
                                      Name:   Gregory Wozniak
                                      Title:  Vice President

                                   GREENWELL GROCERY CO., INC.


                                   By:/s/ Gregory Wozniak
                                      -------------------------------
                                      Name:   Gregory Wozinak
                                      Title:  Vice President



                                   CIA FOOD MARTS, INC.


                                   By:/s/ Gregory Wozniak
                                      -------------------------------
                                      Name:   Gregory Wozinak
                                      Title:  Vice President


                                   FOOD MERCHANDISERS, INCORPORATED


                                   By:/s/ Gregory Wozniak
                                      -------------------------------
                                      Name:   Gregory Wozinak
                                      Title:  Vice President


                                   DAIRY MART CONVENIENCE STORES
                                     OF OHIO, INC.


                                   By:/s/ Gregory Wozniak
                                      -------------------------------
                                      Name:   Gregory Wozinak
                                      Title:  Vice President


                                   FIRST BANK NATIONAL ASSOCIATION
                                     AS TRUSTEE


                                   By:/s/ Timothy J. Sandell
                                      -------------------------------
                                      Name:  Timothy J. Sandell
                                      Title: Vice President

                                   EXHIBIT A

                        [FORM OF FACE OF SERIES A NOTE]

                      DAIRY MART CONVENIENCE STORES, INC.
                   10 1/4% SENIOR SUBORDINATED NOTE DUE 2004

No.__________               $_________________             CUSIP 233860

          Dairy Mart Convenience Stores, Inc., a Delaware corporation (the "Company"), which term includes any successor corporation under the Indenture hereinafter referred to, promises to pay to __________________ or registered assigns, the principal amount of _______________ Dollars in accordance with paragraph 1 hereof.

          Interest Payment Dates: March 15 and September 15 commencing September 15, 1994.

          Record Dates:  March 1 and September 1.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof and in the Indenture, dated as of December 1, 1995, which further provisions shall for all purposes have the same effect as if set forth at this place.

          IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers and a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

                    DAIRY MART CONVENIENCE STORES, INC.

                    By_________________________________
[SEAL]              Name: _____________________________
                    Title:

DATED:_____________

TRUSTEE'S CERTIFICATE OF AUTHENTICATION:
This is one of the Securities referred
to in the within-mentioned Indenture.

FIRST BANK NATIONAL ASSOCIATION, as Trustee

By:________________________________________
Name:______________________________________
Title:

                    [FORM OF REVERSE SIDE OF SERIES A NOTE]

                      DAIRY MART CONVENIENCE STORES, INC.
                   10 1/4% SENIOR SUBORDINATED NOTE DUE 2004


1.  Principal
    ---------

          The Company hereby promises to pay to the Holder of this Security, subject to the provisions of paragraph 7 hereof, the principal amount of this Security on March 15, 2004, or if such date is not a Business Day, on the next succeeding Business Day.

2.  Interest
    --------

          Dairy Mart Convenience Stores, Inc., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. Interest will be payable semi-annually on each interest payment date, commencing September 15, 1994. Interest on the Series A Notes will accrue from the most recent date to which interest has been paid, or if no interest has been paid, from March 3, 1994; provided that, if there is no existing Event of Default in the payment of interest and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding interest payment date, interest shall accrue from such interest payment date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

          The Company shall pay interest on overdue installments of interest, to the extent lawful, at the rate per annum borne by the Securities.

3.  Method of Payment
    -----------------

          The Company will pay interest on the Securities (except defaulted interest) to the persons who are registered Holders at the close of business on the March 1 and September 1 immediately preceding the interest payment date even if the Security is cancelled on registration of transfer or registration of exchange (other than with respect to the purchase of Securities pursuant to an offer to purchase Securities made in connection with Section 4.8 or 4.9 of the Indenture after such record date). Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal, premium, if any, and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal and interest by its check payable in such money. It may mail an interest payment to a Securityholder's registered address.

4.  Paying Agent and Registrar
    --------------------------

          Initially, the Trustee wail act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent or Registrar without notice, other than notice to the Trustee. The Company or any Subsidiary or an Affiliate of either of them may act as Paying Agent, Registrar or Co-Registrar.

5.  Indenture
    ---------

          The Company issued the Securities under an Indenture, dated as of March 3, 1994, by and among the Company, the Guarantors and Society National Bank, as trustee (the "Original Indenture"). The Original Indenture was supplemented by a Supplemental Indenture, dated as of November 29, 1995, by and among the Company, the Guarantors and the Trustee and amended as reflected in an Indenture, dated as of December 1, 1995 (the "Indenture"), among the Company, the Guarantors and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended and as in effect on the date of the Indenture (the "TIA"), and as provided in the Indenture. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of those terms.

          The Securities are general obligations of the Company. The Series A Notes are limited to $75,000,000 aggregate principal amount.

6.  Guarantee
    ---------

          This Security is entitled to the benefit of the Guarantees of the Guarantors on a senior subordinated unsecured basis, which Guarantees are subject to release. Reference is hereby made to Article 12 of the Indenture and to the Guarantees endorsed on this Security for a statement of the respective rights, limitations of rights, duties and obligations thereunder of each of the Guarantors, the

Trustee and the Holders, and to the release of the Guarantees under specified conditions.

7.  Optional Redemption
    -------------------

          The Securities are redeemable as a whole, or from time to time in part, at any time on and after March 15, 1999 at the option of the Company at the following redemption prices (expressed as a percentage of principal) together with accrued and unpaid interest to the Redemption Date if redeemed in the twelve-month period beginning March 15 of the years indicated below:

                                               Percentage
                                               ----------
          1999                                 104.750
          2000                                 103.125
          2001                                 101.500
          2002 and thereafter                  100.000

          In addition to the optional redemption of the Securities provided for above, the Company may redeem all or any portion of the Securities, in an aggregate principal amount thereof not to exceed $20,000,000, upon the occurrence of a Public Equity Offering at a redemption price equal to 110% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest to the Redemption Date; provided, however, that no such optional
                                 --------  -------
redemption in connection with a Public Equity Offering may be effected on or after the third anniversary of the Issue Date of the Series A Notes.

8.    Notice of Redemption
      --------------------

          Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date which may, in the case of a redemption in connection with a Public Equity Offering, be adjusted based solely upon the timing of the consummation of the Public Equity Offering, to each Holder of Securities to be redeemed at the Holder's registered address. Securities in denominations larger than $1,000 of principal amount may be redeemed in part but only in integral multiples of $1,000 of principal amount.

9.   Requirement that the Company Offer to Purchase Securities under Certain
     -----------------------------------------------------------------------
     Circumstances
     -------------

          Subject to the terms and conditions of the Indenture, the Company shall become immediately obligated to offer to purchase the Securities pursuant to Section 4.8 of the Indenture after the occurrence of a Change in Control of the Company at a price equal to 101% of the aggregate principal amount plus accrued and unpaid interest, if any, to the date of purchase. In addition, to the extent that there are Excess Proceeds from Asset Dispositions which are not applied or reinvested in accordance with Section 5.16 of the Indenture, the Company will be obliged to offer to purchase Securities at 100% of principal amount plus accrued and unpaid interest, if any, in accordance with and to the extent provided in
Section 4.9 of the Indenture.

10.  Subordination
     -------------

          The Securities are subordinated to Company Senior Indebtedness (as defined in the Indenture). To the extent provided in the Indenture, Company Senior Indebtedness must be paid before the Securities may be paid. The Company agrees, and each Securityholder by accepting a Security agrees, to such subordination and authorizes the Trustee to give it effect.

11.  Denominations; Transfer; Exchange
     ---------------------------------

          The Securities are in registered form, without coupons, in denominations of $1,000 of principal amount and integral multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities for a period of 15 days before a selection of Securities to be redeemed.

12.  Persons Deemed Owners
     ---------------------

          The registered Holder of this Security may be treated as the owner of this Security for all purposes.

13.  Amendment: Waiver
     -----------------

          Subject to certain exceptions set forth in the Indenture, (i) the
                                                                     -
Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities at the time outstanding and the Holders of at least a majority in principal amount of the Series A Notes at the time outstanding; and (ii) certain defaults or noncompliance with certain
                       --
provisions may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Securities at the time outstanding and the Holders of at least a majority in principal amount of the Series A Notes at the time outstanding. Subject to certain exceptions set forth in the Indenture, without the consent of any Securityholder, the Company and the Trustee may amend the Indenture or the Securities to cure any ambiguity, defect or inconsistency, or to comply with Article 6 of the Indenture, or to provide for uncertificated Securities in addition to certificated Securities, or to comply with any requirements of the Securities and Exchange Commission in connection with the qualification of the Indenture under the TIA or to reflect a Guarantor ceasing to be liable under its Guarantee because it is no longer a Subsidiary, or to make any change that does not adversely affect the rights of any Securityholder.

14.  Defaults and Remedies
     ---------------------

          Under the Indenture, Events of Default include (i) default in payment
                                                          -
of the principal amount, premium if any, or interest, in respect of the Securities when the same becomes due and payable, subject, in the case of interest, to the grace period contained in the Indenture; (ii) failure by the
                                                           --
Company to comply with other agreements in the Indenture or the Securities, subject to notice and lapse of time; (iii) certain events of acceleration prior
                                      ---
to maturity of certain indebtedness; (iv) certain final judgments which remain
                                      --
undischarged; or (v) certain events of bankruptcy or insolvency.  If an Event of
                  -
Default occurs and is continuing, the Trustee, or the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding, may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities becoming due and payable immediately upon the occurrence of such Events of Default.

          Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities at the time outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default (except a

Default in payment of amounts specified in clause (i) above) if it determines
                                                   -
that withholding notice is in their interests.

15.  Trustee Dealings with the Company
     ---------------------------------

          Subject to certain limitations implored by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

16.  No Recourse Against Others
     --------------------------

          A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

17.  Authentication
     --------------

          This Security shall not be valid until an authorized officer of the Trustee manually signs the Trustee's Certificate of Authentication on the other side of this Security.

18.  Abbreviations
     -------------

          Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

19.  Unclaimed Money
     ---------------

     If money for the payment of principal or interest remains unclaimed for three years, the Trustee or Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to money must look to the Company for payment.

20.  Discharge Prior to Maturity
     ---------------------------

          If the Company deposits with the Trustee or Paying Agent money or U.S. Government Obligations sufficient to pay the principal of and interest on the Securities to maturity, the Company will be discharged from the Indenture except for certain Sections thereof.

21.  Successor
     ---------

          When a Successor Person to the Company assumes all the obligations of its predecessor under the Securities and the Indenture, such predecessor shall be released from those obligations.

22.  GOVERNING LAW
     -------------

          THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                                ASSIGNMENT FORM


          To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to:



--------------------------------------------------------------------------------

            (Insert assignee's social security or tax I.D. number)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             (print or type assignee's name, address and zip code)

and irrevocably appoint ____________________________________
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


Dated:___________     Signature:_____________________________
                               (Sign exactly as your name
                                appears on the other side of
                                this Security)

Signature
Guarantee:___________________

                      OPTION OF HOLDER TO ELECT PURCHASE



          If you wish to elect to have all or any portion of this Security purchased by the Company pursuant to Section 4.8 ("Change of Control Offer") or
Section 4.9
("Disposition Offer") of the Indenture, check the applicable boxes:

[ ]  Change of Control Offer:         [ ]  Disposition Offer:

       in whole [ ]                   in whole [ ]

       in part [ ]                    in part [ ]

       Amount to be                   Amount to be
       purchased: $__________         purchased: $_________



Dated:  __________          Signature: _____________________
                                       (Sign exactly as your
                                        name appears on the
                                        other side of this
                                        Security)


Signature
Guarantee:_________________


Social Security Number or
Taxpayer Identification Number:  _______________

Note: The amount you elect to have purchased must be an integral multiple of $1,000.

                                   EXHIBIT B

                        [FORM OF FACE OF SERIES B NOTE]

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. ACCORDINGLY, NO TRANSFER OF THIS SECURITY MAY BE MADE IN THE UNITED STATES EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER AND IN COMPLIANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS.

          FOR PURPOSES OF SECTION 1271 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE ISSUE PRICE OF THIS SECURITY IS 88.00% OF ITS PRINCIPAL AMOUNT, AND THE ISSUE DATE IS DECEMBER 1, 1995.

                      DAIRY MART CONVENIENCE STORES, INC.
              10 1/4% SENIOR SUBORDINATED NOTE DUE 2004, SERIES B

No.__________           $_________________             PPN 233860A*6

          Dairy Mart Convenience Stores, Inc., a Delaware corporation (the "Company"), which term includes any successor corporation under the Indenture hereinafter referred to, promises to pay to ________________ or registered assigns, the principal amount of __________ Dollars in accordance with paragraph 1 set forth on the reverse hereof.

          Interest Payment Dates: March 15 and September 15, commencing March 15, 1996.

          Record Dates:  March 1 and September 1.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof and in the Indenture, dated as of December 1, 1995, which further provisions shall for all purposes have the same effect as if set forth at this place.

          IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers and a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

                    DAIRY MART CONVENIENCE STORES, INC.

                    By_________________________________
                    Name: _____________________________
                    Title:

DATED: ________________

TRUSTEE'S CERTIFICATE OF AUTHENTICATION:
This is one of the Securities referred
to in the within-mentioned Indenture.

FIRST BANK NATIONAL ASSOCIATION, as Trustee

--------------------
Authorized Signatory

                    [FORM OF REVERSE SIDE OF SERIES B NOTE]

                      DAIRY MART CONVENIENCE STORES, INC.
              10 1/4% SENIOR SUBORDINATED NOTE DUE 2004, SERIES B

1.   Principal
     ---------

          The Company hereby promises to pay to the Holder of this Security, subject to the provisions of paragraph 7 hereof, the principal amount of this Security on March 15, 2004, or if such date is not a Business Day, on the next succeeding Business Day.

2.   Interest
     --------

          Dairy Mart Convenience Stores, Inc., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. Interest will be payable semi-annually on each interest payment date, commencing March 15, 1996. Interest on the Series B Notes will accrue from the most recent date to which interest has been paid, or if no interest has been paid, from December 1, 1995; provided that, if there is no existing Event of Default in the payment of interest and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding interest payment date, interest shall accrue from such interest payment date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

          The Company shall pay interest on overdue installments of interest, to the extent lawful, at the rate per annum borne by the Securities.

3.   Method of Payment
     -----------------

          The Company will pay interest on the Securities (except defaulted interest) to the persons who are registered Holders at the close of business on the March 1 and September 1 immediately preceding the interest payment date even if the Security is cancelled on registration of transfer or registration of exchange (other than with respect to the purchase of Securities pursuant to an offer to purchase Securities made in connection with Section 4.8 or 4.9 of the Indenture after such record date). Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal, premium, if any, and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal and interest by its check payable in such money. It may mail an interest payment to a Securityholder's registered address.

4.   Paying Agent and Registrar
     --------------------------

          Initially, the Trustee will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent or Registrar without notice, other than notice to the Trustee. The Company or any Subsidiary or an Affiliate of either of them may act as Paying Agent, Registrar or Co-Registrar.

5.   Indenture
     ---------

          The Company issued the Securities under an Amended and Restated Indenture, dated as of November 29, 1995 (the "Indenture"), among the Company, the Guarantors and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended and as in effect on the date of the Indenture (the "TIA"), and as provided in the Indenture. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of those terms.

          The Securities are general obligations of the Company. The Series B Notes are limited to $13,500,000 aggregate principal amount.

6.   Guarantee
     ---------

          This Security is entitled to the benefit of the Guarantees of the Guarantors on a senior subordinated unsecured basis, which Guarantees are subject to release. Reference is hereby made to Article 12 of the Indenture and to the Guarantees endorsed on this Security for a statement of the respective rights, limitations of rights, duties and obligations thereunder of each of the Guarantors, the Trustee and the Holders, and to the release of the Guarantees under specified conditions.

7.   Optional Redemption
     -------------------

          The Securities are redeemable as a whole, or from time to time in part, at any time on and after March 15, 1999 at the option of the Company at the following redemption prices (expressed as a percentage of principal) together with accrued and unpaid interest to the Redemption Date if redeemed in the twelve-month period beginning March 15 of the years indicated below:

                                    Percentage
                                    ----------
          1999                      104.750
          2000                      103.125
          2001                      101.500
          2002 and thereafter       100.000

          In addition to the optional redemption of the Securities provided for above, the Company may redeem all or any portion of the Securities, in an aggregate principal amount thereof not to exceed $20,000,000, upon the occurrence of a Public Equity Offering at a redemption price equal to 110% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest to the Redemption Date; provided, however, that no such optional
                                 --------  -------
redemption in connection with a Public Equity Offering may be effected on or after the third anniversary of the Issue Date of the Series A Notes.

8.   Notice of Redemption
     --------------------

          Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date which may, in the case of a redemption in connection with a Public Equity Offering, be adjusted based solely upon the timing of the consummation of the Public Equity Offering, to each Holder of Securities to be redeemed at the Holder's registered address. Securities in denominations larger than $1,000 of principal amount may be redeemed in part but only in integral multiples of $1,000 of principal amount.

9.   Requirement that the Company Offer to Purchase Securities under Certain
     -----------------------------------------------------------------------
     Circumstances
     -------------

          Subject to the terms and conditions of the Indenture, the Company shall become immediately obligated to offer to purchase the Securities pursuant to Section 4.8 of the Indenture after the occurrence of a Change in Control of the Company at a price equal to 101% of the aggregate principal amount plus accrued and unpaid interest, if any, to the date of purchase. In addition, to the extent that there are Excess Proceeds from Asset Dispositions which are not applied or reinvested in accordance with Section 5.16 of the Indenture, the Company will be obliged to offer to purchase Securities at 100% of principal amount plus accrued and unpaid interest, if any, in accordance with and to the extent provided in Section 4.9 of the Indenture.

10.  Subordination
     -------------

          The Securities are subordinated to Company Senior Indebtedness (as defined in the Indenture). To the extent provided in the Indenture, Company Senior Indebtedness must be paid before the Securities may be paid. The Company agrees, and each Securityholder by accepting a Security agrees, to such subordination and authorizes the Trustee to give it effect.

11.  Denominations; Transfer; Exchange
     ---------------------------------

          The Securities are in registered form, without coupons, in denominations of $1,000 of principal amount and integral multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities for a period of 15 days before a selection of Securities to be redeemed.

12.  Persons Deemed Owners
     ---------------------

          The registered Holder of this Security may be treated as the owner of this Security for all purposes.

13.  Amendment: Waiver
     -----------------

          Subject to certain exceptions set forth in the Indenture, (i) the
                                                                     -
Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities at the time outstanding and the Holders of at least a majority in principal amount of the Series A Notes at the time outstanding; and (ii) certain defaults
                                                           --
or noncompliance with certain provisions may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Securities at the time outstanding and the Holders of at least a majority in principal amount of the Series A Notes at the time outstanding. Subject to certain exceptions set forth in the Indenture, without the consent of any Securityholder, the Company and the Trustee may amend the Indenture or the Securities to cure any ambiguity, defect or inconsistency, or to comply with
Article 6 of the Indenture, or to provide for uncertificated Securities in addition to certificated Securities, or to comply with any requirements of the Securities and Exchange Commission in connection with the qualification of the Indenture under the TIA or to reflect a Guarantor ceasing to be liable under its Guarantee because it is no longer a Subsidiary, or to make any change that does not adversely affect the rights of any Securityholder.

14.  Defaults and Remedies
     ---------------------

          Under the Indenture, Events of Default include (i) default in payment
                                                          -
of the principal amount, premium if any, or interest, in respect of the Securities when the same becomes due and payable, subject, in the case of interest, to the grace period contained in the Indenture; (ii) failure by the
                                                           --
Company to comply with other agreements in the Indenture or the Securities, subject to notice and lapse of time; (iii) certain events of acceleration prior
                                      ---
to maturity of certain indebtedness; (iv) certain final judgments which remain
                                      --
undischarged; or (v) certain events of bankruptcy or insolvency.  If an Event of
                  -
Default occurs and is continuing, the Trustee, or the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding, may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities becoming due and payable immediately upon the occurrence of such Events of Default.

          Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities at the time outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default (except a Default in payment of amounts specified in clause

(i) above) if it determines that withholding notice is in their interests.
--

15.  Trustee Dealings with the Company
     ---------------------------------

          Subject to certain limitations implored by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

16.  No Recourse Against Others
     --------------------------

          A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

17.  Authentication
     --------------

          This Security shall not be valid until an authorized officer of the Trustee manually signs the Trustee's Certificate of Authentication on the other side of this Security.

18.  Abbreviations
     -------------

          Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

19.  Unclaimed Money
     ---------------

     If money for the payment of principal or interest remains unclaimed for three years, the Trustee or Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to money must look to the Company for payment.

20.  Discharge Prior to Maturity
     ---------------------------

          If the Company deposits with the Trustee or Paying Agent money or U.S. Government Obligations sufficient to pay the principal of and interest on the Securities to maturity, the Company will be discharged from the Indenture except for certain Sections thereof.

21.  Successor
     ---------

          When a Successor Person to the Company assumes all the obligations of its predecessor under the Securities and the Indenture, such predecessor shall be released from those obligations.

22.  GOVERNING LAW
     -------------

          THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                                ASSIGNMENT FORM


          To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to:



--------------------------------------------------------------------------------

            (Insert assignee's social security or tax I.D. number)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             (print or type assignee's name, address and zip code)

and irrevocably appoint ____________________________________
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


Dated:___________             Signature:_____________________________
                                        (Sign exactly as your name
                                         appears on the other side of
                                         this Security)

Signature
Guarantee:___________________

                      OPTION OF HOLDER TO ELECT PURCHASE



          If you wish to elect to have all or any portion of this Security purchased by the Company pursuant to Section 4.8 ("Change of Control Offer") or
Section 4.9
("Disposition Offer") of the Indenture, check the applicable boxes:

[ ] Change of Control Offer:                     [ ] Disposition Offer:

      in whole [ ]                               in whole [ ]

      in part [ ]                                in part [ ]

      Amount to be                               Amount to be
      purchased: $__________                     purchased: $_________



Dated:  __________                      Signature: _____________________
                                                   (Sign exactly as your
                                                    name appears on the
                                                    other side of this
                                                    Security)


Signature
Guarantee:_________________


Social Security Number or
Taxpayer Identification Number:  _______________

Note: The amount you elect to have purchased must be an integral multiple of $1,000.

                                   EXHIBIT C

                             NOTATION OF GUARANTEE



          Each of Dairy Mart East, Inc., Dairy Mart Farms, Inc., Dairy Mart, Inc., CONNA Corporation, The Lawson Company, D. M. Insurance Limited, LMC, Inc., SNG of Southern Minnesota, Inc., The Lawson Milk Company, Golden Stores, Inc., Lakeside Wholesale, Inc., Quik Shops, Inc., Open Pantry Properties, Inc., Remote Services, Inc., Convenient Industries of America, Inc., Oscar Ewing Inc., Convenient Gasoline, Inc., Jackson County Grocery Co., Inc., Greenwell Grocery Co., Inc., CIA Food Marts, Inc., Food Merchandisers, Incorporated, and Dairy Mart Convenience Stores of Ohio, Inc. (collectively, the "Guarantors"), jointly and severally (subject to, with respect to the joint and several nature of each Guarantor's obligations hereunder, the provisions of Section 12.1 of the Indenture) guarantee (i) the due and punctual payment of the principal of, premium, if any, and interest on the Securities whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of, premium and interest, if any, on the Securities, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee, all in accordance with the terms set forth in the Indenture; and (ii) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. In case of the failure of the Company punctually to make any such payment of principal, premium or interest, each Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, and as if such payment were made by the Company.

          The obligations of each Guarantor to the Holders of the Securities and to the Trustee pursuant to the Guarantees and the Indenture are expressly set forth and are expressly subordinated and subject in right of payment to the prior payment in full of all Guarantor Senior Indebtedness, to the extent and in the manner provided in Article 12 of the Indenture and reference is hereby made to such Indenture for the precise terms of the Guarantees and the subordination thereof therein made. In addition, the obligations of the Guarantors pursuant to the Guarantees and the Indenture may be released in certain circumstances set forth in Article 12 of the Indenture. Each Guarantor agrees, and each Securityholder by accepting a Security agrees, to such subordination and, to the extent applicable, authorizes the Trustee to give it effect.

                                      C-2